UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22437

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2025 – November 30, 2025

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guggenheim Funds Semi-Annual Report

11.30.2025 (Unaudited)

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

GuggenheimInvestments.com	CEF-GBAB-SAR-1125

GUGGENHEIMINVESTMENTS.COM/GBAB

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gbab, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Monthly portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Trust and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

DEAR SHAREHOLDER (Unaudited)	November 30, 2025

We thank you for your investment in the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”). This report covers the Trust’s performance for the six-month period ended November 30, 2025 (the “Reporting Period”).

To learn more about the Trust’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Trust Performance, which begin on page 5. There you will find information on Guggenheim’s views on the economy and market environment, and information about the factors that materially impacted the Trust’s performance during the Reporting Period.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Trust provided a total return based on market price of 7.92% and a total return based on NAV of 7.41%. At the end of the Reporting Period, the Trust’s market price of $15.33 per share represented a premium of 1.12% to its NAV of $15.16 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and it may be higher or lower than the Trust’s NAV.

During the Reporting Period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized distribution rate of 9.84% based on the Trust’s closing market price of $15.33 per share at the end of the Reporting Period.

The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 33, and Note 2(g) on page 79 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described on page 104 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95%

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2025

of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique for shareholders to accumulate a larger number of Trust shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

December 31, 2025

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2025

The U.S. Federal Reserve’s (the “Fed”) recent 25 basis point (one basis point represents 0.01 percent) rate cut reflected a shift toward a more measured pace of monetary easing, with Chair Powell emphasizing downside risks to the labor market and adopting a balanced stance on inflation. Updated projections for 2026 indicated optimism, with real gross domestic product (“GDP”) growth revised upward to 2.3 percent, driven by supply-side improvements and structural productivity gains, including advancements in artificial intelligence. The Federal Open Market Committee (“FOMC”) signaled reduced urgency for further rate cuts, reinstating language on the “extent and timing” of adjustments, which historically suggests a pause. Current rates are now considered within a broad range of neutral estimates, supporting a “wait-and-see” approach.

Labor market conditions appear to have softened, with unemployment expected to rise gradually through year-end, though Chair Powell highlighted potential contractions in true employment levels, warranting close monitoring. Core inflation remained elevated due to tariff pass-through effects but is anticipated to ease by late 2026 as shelter inflation moderates. Additionally, the Fed announced reserve management purchases to expand its balance sheet in line with reserve demand, exceeding expectations in size while aligning with forecasts on timing and monthly purchase amounts.

Equity markets responded positively to the Fed’s third consecutive rate cut, with small-cap stocks outperforming as the Russell 2000 Index reached record highs having already gained 21.81% for the period. Broader market participation was evident, as the equal-weight S&P 500 Index outpaced its market-cap-weighted counterpart. Meanwhile, U.S. front-end yields declined, reflecting dovish Federal Reserve communications, while global rates generally rose due to divergent monetary policy expectations. Following the Fed’s third consecutive rate cut the U.S. dollar weakened by 1.0% as markets priced in a relatively dovish Fed stance compared to other major central banks, reinforcing expectations of a cautious approach to future rate adjustments.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited)	November 30, 2025

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”). The Trust is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”) the Trust’s investment sub-adviser.

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing Director, and Portfolio Manager; Allen Li, CFA, Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager.

Discuss the Trust’s return and return of comparative Indices

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Trust provided a total return based on market price of 7.92% and a total return based on NAV of 7.41%. At the end of the Reporting Period, the Trust’s market price of $15.33 per share represented a premium of 1.12% to its NAV of $15.16 per share. At the beginning of the Reporting Period, the Trust’s market price of $14.93 per share represented a premium of 0.61% to its NAV of $14.84 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time and may be higher or lower than the Trust’s NAV.

Please refer to the graphs and tables included within the Trust Summary, beginning on page 30 for additional information about the Trust’s performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Trust allocates the largest of its investments were:

Index*,1	Total Return for the Reporting Period
Bloomberg Municipal Bond Index	5.16%
Bloomberg Taxable Municipal Index	6.53%
Bloomberg U.S. Aggregate Bond Index	4.89%
Bloomberg U.S. Corporate High Yield Index	5.19%
S&P UBS Leveraged Loan Index	3.02%
ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index	3.36%
ICE Bank of America (“BofA”) Build America Bond Index	6.42%
Standard & Poor’s 500 (“S&P 500”) Index	16.57%
*See page 10 for Index definitions

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Discuss the Trust’s distributions

During the Reporting Period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized distribution rate of 9.84% based on the Trust’s closing market price of $15.33 per share at the end of the Reporting Period.

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions and (ii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 33, and Note 2(g) on page 79 for more information on distributions for the period.

Payable Date	Amount
June 30, 2025	$0.12573
July 31, 2025	$0.12573
August 29, 2025	$0.12573
September 30, 2025	$0.12573
October 31, 2025	$0.12573
November 28, 2025	$0.12573
Total	$0.75438

What factors materially contributed to or detracted from the Trust’s Performance during the Reporting Period?

During the Reporting Period, the Trust saw positive absolute performance and relative performance at NAV versus the Bloomberg Taxable Municipal Index. Earned income contributed the most to both absolute and relative performance as the Trust continued to prioritize higher-quality credits with attractive income/yield profiles. Duration contributed both to absolute return and was the second largest contributor to relative return due to the Trust’s overweight duration positioning combined with the yield curve bull steepening over the reporting period, with 2-year Treasury yields declining by 41 basis points and 30-year Treasury yields declining by 27 basis points. Credit spreads also contributed to both absolute and relative performance as spreads on the Bloomberg Taxable Municipal and Bloomberg U.S. Corporate Investment Grade Bond Indices tightened by 24 basis points and 8 basis points, respectively. Relative performance was driven by outperformance in the Trust’s modest out-of-benchmark allocations to sectors like investment-grade corporates, high-yield corporates, and asset-backed securities.

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Discuss the Trust’s Use of Leverage

At the end of the Reporting Period, the Trust’s leverage was approximately 31% of Managed Assets, compared with approximately 27% at the beginning of the Reporting Period.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Given positive total returns over the Reporting Period, the Trust’s use of leverage benefited performance.

Investments in Investment Funds (as defined in the Risks and Other Considerations section, which begins on page 11) frequently expose the Trust to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Trust use derivatives during the Reporting Period?

The Trust had minimal exposure to derivatives during the Reporting Period. The Trust continued to utilize modestly sized credit default swaps to hedge broader credit markets. These credit hedges slightly detracted from performance during the Reporting Period. The Trust also employed interest rate derivative strategies to protect against rate movements. These interest rate hedges slightly detracted from performance during the reporting period. Additionally, the Trust held interest rate futures for yield curve positioning; in aggregate, those positions had a nominal impact to performance during the Reporting Period. Foreign currency forwards used to hedge non-USD exposures slightly contributed to overall performance.

How was the Trust positioned at the end of the Reporting Period?

Risk-on sentiment dominated the Reporting Period following a brief spike in volatility after “Liberation Day,” fueled by easing trade tensions, stronger-than-expected economic data, accelerating AI investment, and Fed rate cuts. Credit spreads compressed to historic levels across sectors, while the yield curve steepened significantly as front-end rates declined. Yet this rally unfolded against contradictory fundamentals—persistent inflation, weakening labor markets, and stretched valuations—raising questions about its sustainability.

Due to the combination of tight spreads and economic uncertainty, we continue to believe this environment calls for significant diversification and scrutiny in sector allocations, particularly at the issuer level. Throughout the Reporting period, the Trust increased its exposure to Municipals, specifically in areas within the sector with the best relative value. Outside of municipals, the Trust

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modestly rotated out of corporate credit sectors like investment-grade, high yield, and bank loans and into structured credit sectors like non-agency residential mortgage-backed securities, collateralized loan obligations (“CLOs”), and asset-backed securities. These sectors are attractive on a relative-value basis because credit spreads within these sectors are wider compared to their historical trading ranges and offer attractive risk-adjusted yields, supporting a high level of carry (or earned) income while preserving total return potential if spreads normalize. Despite the Fed’s commencement of its easing cycle, we continue to view the forward-looking valuation proposition of credit as attractive, given above-average yields across high-quality segments.

Sources:
1 Morningstar 6-month total return as of November 30, 2025

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Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt municipal bonds with a maturity of at least one year.

The Bloomberg Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/use” requirements.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the USD-denominated leveraged loan market.

The ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The ICE Bank of America (“BofA”) Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

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Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Trust will achieve its investment objectives. The net asset value and market price of the Trust’s shares will fluctuate, sometimes independently, based on market, economic, issuer-specific and other factors affecting the Trust and its investments. The market price of Trust shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Trust shares is often considered in determining whether to purchase or sell Trust shares, whether investors will realize gains or losses upon the sale of Trust shares will depend upon whether the market price of Trust shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the shares, and is not directly dependent upon the Trust’s net asset value. Market price movements of Trust shares are thus material to investors and may result in losses, even when net asset value has increased. The Trust is designed for long-term investors; investors should not view the Trust as a vehicle for trading purposes.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Investors should be aware that the Trust’s investments and a shareholder’s investment in the Trust are subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest, reduced yield and/or income and sudden and substantial losses. Certain of these risk factors are described below. Please see the Trust’s Prospectus, Statement of Additional Information (SAI), most recent annual report on Form N-CSR and guggenheiminvestments.com/gbab for a more detailed description of the risks of investing in the Trust. Shareholders also may access the Trust’s Prospectus, SAI and most recent annual report on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below-Investment Grade Securities Risk. The Trust may invest in Income Securities (as defined below) rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss and increased volatility, the risk of which is particularly acute under adverse market or economic conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s continuing capacity to pay interest and repay principal when due and therefore involve additional and heightened risks compared to investment grade bonds, including a greater risk of default or decline in market

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value or income due to adverse economic and issuer-specific developments, such as financial condition, operating results and outlook and real or perceived adverse economic and competitive industry conditions. Accordingly, the performance of the Trust and a shareholder’s investment in the Trust may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Securities of below-investment grade quality may experience greater price volatility than higher-rated securities of similar maturity. Generally, the risks associated with below-investment grade securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged).

Build America Bonds (“BABs”) Risk. BABs were an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through issuance of tax-free municipal bonds. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because the relevant provisions of the American Recovery and Reinvestment Act of 2009 were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. It is uncertain whether Congress will renew the program to permit issuance of new Build America Bonds. As a result, the number of available BABs is limited, which may negatively affect the value of BABs. In addition, there can be no assurance that BABs will continue to be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that BABs may experience greater illiquidity than other municipal obligations.

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally is expected to rise and fall inversely with interest rates. The market value of a corporate bond is affected by factors directly related to the issuer, such as its credit rating, investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial condition and performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services, as well as general market and economic conditions. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer, which increases risks associated with the bond. Corporate bonds of below-investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments.

Credit Risk. The Trust could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to the Trust is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be

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unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet obligations. This risk is heightened during adverse economic conditions and in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings, demands for its goods and services or be adversely affected by economic, political or social conditions that could lower the financial condition or credit quality (or the market’s perception of the financial condition or credit quality) of the issuer, instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Trust. Although credit quality may not accurately reflect the true credit risk of an instrument, credit quality (and credit risks) are subject to change and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Trust to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. High yield or below-investment grade securities are particularly subject to credit risk.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to market and economic conditions, such as the inflation rates in recent periods, governmental authorities may implement significant fiscal and monetary policy changes, including changing interest rates and implementation of quantitative tightening or easing. These and other fiscal and monetary policy actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or are quickly reversed. It is difficult to accurately predict changes in the U.S. Federal Reserve Board’s (“Federal Reserve”) monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Trust’s investments and may negatively impact the Trust’s characteristics, which in turn would impact performance.

Debt Instruments Risk. The value of the Trust’s investments in debt instruments (including bonds issued by non-profit entities, municipal conduits and project finance corporations) depends on the continuing ability of the debt issuers to meet their obligations for the payment of interest and principal when due. The ability of debt issuers to make timely payments of interest and principal can be affected by a variety of developments and changes in legal, political, market, economic and other conditions. Investments in debt instruments present certain risks, including credit, interest rate, liquidity and prepayment and extension risks and may include risks associated with below-investment grade investments. Issuers that rely directly or indirectly on government funding mechanisms or non-profit statutes, may be negatively affected by actions of the government, including reductions in government spending or support, increases in tax rates, and changes in fiscal policy. The value of a debt instrument may decline for many reasons that directly relate to the issuer, such as a change in

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the demand for the issuer’s goods or services, or a decline in the issuer’s performance, earnings or assets. In addition, changes in the financial condition of an individual issuer can affect the value and overall market for such instruments. The risk of the occurrence of these types of unfavorable events is heightened in market environments where interest rates are changing, notably when they are rising. The income generated by debt instruments can also be adversely affected as a result of the occurrence of these types of events or conditions.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be sudden, significant and frequent and may adversely affect the Trust’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates can have unpredictable effects on markets and can adversely affect the Trust’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates may also adversely affect the yield generated by certain fixed-income and other debt securities (“Income Securities”) or result in the issuance of lower yielding Income Securities. The Federal Reserve has changed interest rates recently in response to economic conditions, including inflation rates. The Federal Reserve’s actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. It is difficult to accurately predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Trust’s investments and the markets where they trade. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.

Investment and Market Risk. An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. During periods of adverse economic, financial, market, geopolitical, labor and public health conditions, the risks associated with an investment in common shares may be heightened. An investment in the common shares represents an indirect investment in the securities and other assets owned by the Trust. The value of, or income generated by, the investments held by the Trust are subject to the possibility of frequent, significant, rapid and/or unpredictable fluctuation and loss. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the values of other asset classes. These movements may result from factors affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, the actual or threatened imposition of tariffs and trade disruptions, recession, changes in

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currency rates, increased instability or general uncertainty, environmental, natural or other disasters, extreme weather or geological events, governmental or quasi-governmental actions, cyber attacks, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the escalated conflict in the Middle East and the ongoing Russia-Ukraine conflict and the risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar types of events, each of which may be temporary or last for extended periods.

Many economies and markets may experience, and have experienced in recent periods, high inflation rates. In response to such inflation and other economic conditions, governmental and quasi-governmental authorities have implemented significant fiscal and monetary policies such as changing interest rates and quantitative tightening (reduction of money available in the market), and could take these or other measures in the future. Such interventions (or their reversal) may not be effective and could lead to increased market volatility and adverse economic conditions, which could negatively impact the Trust’s performance.

Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Trust invests. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Trust’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Trust’s performance or operations.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Trust’s investments will increase in value along with the broader markets and the Trust’s investments may underperform general securities markets or other investments. Volatility of financial markets, including potentially extreme volatility caused by the events described above or other events, can expose the Trust to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks and longer than usual trade settlement periods. Moreover, changing economic, political, social, geopolitical, financial market, or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Trust in a different country or geographic region because of the increasingly interconnected global economies and financial markets.

At any point in time, your common shares may be worth less than your original investment, even after including the reinvestment of Trust dividends and distributions.

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Investment Funds Risk. As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies, including U.S. registered investment companies and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”). Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in Investment Funds subject the Trust to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk (including the Trust’s overall exposure to leverage risk). A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage and, thus, increase the Trust’s exposure to leverage risk and costs. From time to time, the Trust may invest a significant portion of its assets in Investment Funds that employ leverage. The use of leverage by Investment Funds may cause these Investment Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses and cause similar effects on the Trust.

Investment in Loans Risk. The Trust may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. Loans may offer a fixed or floating interest rate. Loans are often below-investment grade and may be unrated. The Trust’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loans or the borrowers and may be more susceptible to liquidity risk than fixed income instruments of similar credit quality and/or maturity. Risks associated with investments in loans are increased if the loans are secured by a single asset. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Participations in loans may subject the Trust to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Trust as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders.

Senior Loans Risk. The Trust may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the

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borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Trust’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer. The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis in contrast to subordinated and unsecured securities. An investment in Senior Loans involves the risk that the borrowers under Senior Loans may default on their obligations to pay principal and/or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Trust, the Trust will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the Trust’s NAV.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and GPIM relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Trust is particularly dependent on the analytical abilities of GPIM with respect to investments in Senior Loans. GPIM’s judgment about the credit quality of a borrower may be wrong. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Trust to invest assets at lower yields, particularly during periods of declining rates. In addition, extension risk (the risk that payments on principal will occur at a slower rate or later than expected) is heightened in market environments where interest rates are higher or rising. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the value and market for these instruments and reduce the Trust’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs.

Second Lien Loans Risk. The Trust may invest in “second lien” secured floating rate loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/ or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or

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otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured loans and may be less liquid.

Loans and Loan Participations and Assignments Risk. The Trust may invest in loans directly or through participations or assignments. The Trust may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Trust may also purchase, without limitation, participations in loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. The Trust’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor, which leads to the risk of subordination to other creditors. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Trust may not directly benefit from the collateral supporting

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the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Trust may not be able to conduct the same due diligence on the borrower with respect to a Senior Loan that the Trust would otherwise conduct. In addition, as a holder of the participations, the Trust may not have voting rights or inspection rights that the Trust would otherwise have if it were investing directly in the loan, which may result in the Trust being exposed to greater credit or fraud risk with respect to the borrower or the loan. Lenders selling a participation and other persons inter-positioned between the lender and the Trust with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Trust may invest in participations, the Trust may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans, increase the risks associated with such investments and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Trust to sell its interest in a loan at an advantageous time or price. Transactions in loans are often subject to long settlement periods. The Trust thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress. Investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loans or the borrowers. Risks associated with investments in loans are increased if the loans are secured by a single asset. Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore the interest rate payable under such loans may significantly trail market interest rates.

The Trust invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. The Trust may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default as the lender may not have the opportunity to negotiate with the

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borrower prior to default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. In addition, the Trust may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline.

The Trust is subject to other risks associated with investments in (or exposure to) Loans and other similar obligations, including that such Loans or obligations may not be considered “securities” under federal securities laws and, as a result, the Trust may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Mezzanine Investments Risk. The Trust may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Leverage Risk. The Trust’s use of leverage, through borrowings or instruments such as derivatives, causes the Trust to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Trust may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses and may be subject to increased borrowing rates. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Trust than if the Trust were not leveraged, which may result in a greater decline in the market price of the Trust shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. When the cost of leverage is no longer favorable, or when the Trust is otherwise required to reduce its leverage, the Trust may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Trust’s total leverage, and associated borrowing costs, may vary significantly over time. To the extent the Trust increases its amount of leverage outstanding, it will be more exposed to these risks and pay greater borrowing costs. Investments in Investment Funds

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and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Trust’s exposure to leverage risk.

Liquidity Risk. The Trust may invest in municipal securities and other investments that are, at the time of investment, illiquid or become illiquid. Illiquid investments are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid investments may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid investments. Accordingly, the Trust may be forced to sell these investments at less than fair market value or may not be able to sell them when GPIM believes it is desirable to do so. If the Trust is unable to sell an investment at its desired time, the Trust may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Trust’s performance. Illiquid investments also may entail registration expenses and other transaction costs that are higher than those for liquid investments. Dislocations or unfavorable conditions in certain parts of markets may result in reduced liquidity for certain investments. Liquidity of financial markets may also be affected by government intervention, such as the legal restrictions on certain financial instruments’ resale. In addition, the liquidity of any Trust investment may change significantly as a result of market, economic, trading, issuer-specific and other factors.

Management Risk. The Trust is subject to management risk because it has an actively managed portfolio. GPIM will apply investment techniques and risk analysis in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results or expected returns, causing the Trust to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. The Trust’s allocation of its investments across various asset classes and sectors may vary significantly over time based on GPIM’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Trust, as well as the overall risk profile of the Trust’s portfolio, may vary over time. The ability of the Trust to achieve its investment objective depends, in part, on GPIM’s investment decisions and the ability of GPIM to allocate effectively the Trust’s assets among multiple investment strategies, underlying funds and investments and asset classes. Although GPIM considers several factors when making investment decisions, GPIM may not evaluate every factor prior to investing in an issuer or security or disposing of an investment, and GPIM may determine that certain factors are more significant than others. There can be no assurance that the actual allocations will be effective in achieving the Trust’s investment objective or that an investment strategy or underlying fund or investment will achieve its particular investment objective.

Municipal Conduit Bond Risk. Municipal conduit bonds, also referred to as private activity bonds or industrial revenue bonds, are bonds issued by state and local governments or other entities for the purpose of financing the projects of certain private enterprises. Unlike municipal bonds, municipal conduit bonds are not backed by the full faith, credit or general taxing power of the issuing

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governmental entity. Rather, issuances of municipal conduit bonds are backed solely by revenues of the private enterprise involved. Therefore, in addition to being subject to the general risks associated with municipal securities, municipal conduit bonds are subject to heightened credit risk, as the private enterprise involved can have a different credit profile than the issuing governmental entity. Municipal conduit bonds may be negatively impacted by conditions affecting either the general credit of the private enterprise or the project itself. Factors such as competitive pricing, construction delays, or lack of demand for or use of the project could cause project revenues to fall short of projections, and defaults could occur. Municipal conduit bonds tend to have longer terms and thus are more susceptible to interest rate risk.

Municipal Securities Risk. The Trust’s holdings of municipal securities could be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative, tax, political or other developments, adverse changes in the financial conditions of issuers of municipal securities, or other actual or perceived changes in economic, social, or public health conditions. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. The secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them. In addition, municipal securities are subject to credit and interest rate risks and state and municipal governments that issue such securities are subject to experiencing significant economic and financial stress and may not be able to satisfy their obligations. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies. The income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources, which may be insufficient to satisfy the obligations. Municipal securities can be negatively affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues, goods or services. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by constraints of the federal government budget. Each of the foregoing may adversely affect the Trust’s investments in municipal securities. To the extent that the Trust invests a significant portion of its assets in securities or other obligations of particular municipalities or states, the Trust will be more sensitive to adverse economic, business or political developments affecting such municipalities or states.

Project Finance Risk. Project finance is a type of financing commonly used for infrastructure, industry, and public service projects. In a project finance arrangement, the cash flow generated by the project is used to repay lenders while the project’s assets, rights and interest are held as secondary collateral. Investors involved in project finance face heightened technology risk, operational risk, and market risk

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because the cash flow generated by the project, rather than the revenues of the company behind the project, will repay investors. In addition, because of the project-specific nature of such arrangements, the Trust face the risk of loss of investment if the company behind the project determines not to complete it. To the extent that the Trust invests a significant portion of its assets in securities that finance similar projects, such as those relating to education or schools, healthcare or hospitals, housing, utilities, or water and sewers, the Trust will be more sensitive to adverse economic, business or political developments affecting such particular project or similar projects, such as economic, political and business conditions.

Risks of Investing in Debt Issued by Non-Profit Institutions. Investing in debt issued by non-profit institutions, including foundations, museums, cultural institutions, colleges, universities, hospitals and healthcare systems, involves different risks than investing in municipal bonds. Many non-profit entities are tax-exempt under Section 501(c)(3) of the Internal Revenue Code and risk losing their tax-exempt status if they do not comply with the requirements of that section. There is a risk that Congress or the IRS could pass new laws or regulations changing the requirements for tax-exempt status, which could result in a non-profit institution losing such status. Additionally, non-profit institutions that receive federal and state appropriations face the risk of a decrease in or loss of such appropriations. Hospitals and healthcare systems are highly regulated at the federal and state levels and face burdensome state licensing requirements. There is a risk that a state could refuse to renew a hospital’s license or that the passage of new laws or regulations, especially changes to Medicare or Medicaid reimbursement, could inhibit a hospital from growing its revenues. Hospitals and healthcare systems also face risks related to increased competition from other health care providers; increased costs of inpatient and outpatient care; changes in healthcare services provided over time or during specific periods; increased pressures from managed care organizations, insurers, and patients to cut the costs of medical care; and public health emergencies. There is a risk that non¬profit institutions relying on philanthropy and donations to maintain their operations will receive less funding during economic downturns or other periods of adverse market, economic or political conditions.

Short Sales Risk. The Trust may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Trust, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and may be greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Trust may not always be able to close out a short position at a

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particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Trust may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Trust to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations.

Special Risks Related to Certain Municipal Securities. The Trust may invest in municipal leases and certificates of participation in such leases, which involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.

Structured Finance Investments Risk. The Trust’s structured finance investments may include residential and commercial mortgage-related and other asset-backed securities (“ABS”) issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty and other risks. The Trust generally has the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying assets. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Trust.

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Mortgage-Backed Securities (“MBS”) Risk. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment and extension risks associated with the underlying assets of certain MBS, which can shorten the weighted average maturity and lower the return of the MBS, or lengthen the expected maturity, respectively, leading to significant fluctuations in the value of and income generated by the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Trust’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Trust to additional risk.

Non-agency MBS (i.e., MBS issued by commercial banks, savings and loans institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers) are subject to the risk that the value of such securities will decline because, among other things, the securities are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency MBS typically have less favorable underwriting characteristics (such as credit and default risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics) than agency MBS. When issued in different tranches, individual tranches of nonagency MBS may subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. Non-agency MBS are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS, and they are generally subject to greater price fluctuation and likelihood of reduced income than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors.

The general effects of inflation on the U.S. economy can be wide-ranging, as evidenced by rising interest rates, wages and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation and costs may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation may negatively affect the value of certain MBS in the secondary market. MBS are particularly sensitive to changes in interest rates. During periods of declining economic conditions, losses on mortgages underlying MBS generally increase. In addition, MBS, such as CMBS

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and RMBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to changes in interest rates and developments in the commercial or residential real estate markets, which may adversely affect the Trust’s holdings of MBS. For example, rising interest rates generally result in a decline in the value of mortgage-related securities, such as CMBS and RMBS. MBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.

MBS generally are classified as either CMBS or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Moreover, economic decline in the businesses operated by the tenants of office properties may increase the likelihood that the tenants may be unable to pay their rents or that properties may be unable to attract or retain tenants. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans.

Residential Mortgage-Backed Securities Risk. Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. Credit-related risk on RMBS primarily arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. RMBS are also subject to the risks of MBS generally and the residential real estate markets. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. The risk of non-payment is greater for RMBS that are backed

26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited) continued	November 30, 2025

by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. RMBS are also subject to risks associated with the actions of mortgage lenders in the marketplace, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages.

Income from and values of RMBS and CMBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural technological, global or local economic developments, as well as reduced demand for properties and public health conditions.

Asset-Backed Securities Risk. ABS are a form of structured debt obligation. In addition to the general risks associated with credit securities discussed herein, ABS are subject to additional risks, and are particularly subject to interest rate and credit risks. During periods of declining interest rates, prepayment of borrowings underlying asset-backed securities can be expected to accelerate. Accordingly, the Trust’s ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. ABS are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets that has been securitized and typically provides for monthly or other periodic payments of interest, at a fixed or floating rate, and may provide for payments of principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is often the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets, which may be insufficient to make interest and principal payments. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS. The collateral underlying ABS may constitute assets related to a wide range of industries such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors, and these underlying assets may be secured or unsecured. ABS are particularly subject to interest rate risk and credit risk.

CLO, CDO and CBO Risk. In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with debt securities discussed herein, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks due to their complex structure and highly leveraged nature, such as higher risk of volatility and magnified financial losses. CLOs, CDOs and CBOs are subject to risks associated with the possibility that

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 27

MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited) continued	November 30, 2025

distributions from collateral securities may not be adequate to make interest or other payments. The value of and income from securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; underlying loan, debt or bond defaults or delinquencies; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults; liquidity conditions; and supply and demand for structured products. Additionally, the indirect investment structure of CLOs, CDOs and CBOs presents certain risks to the Trust such as less liquidity compared with holding the underlying assets directly. CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which would be borne by the Trust. The terms of many structured finance investments, including CLOs, CDOs and CBOs, are tied to the Secured Overnight Financing Rate (“SOFR”) or other reference rates based on SOFR. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments.

Taxable Municipal Securities Risk. Taxable municipal securities are subject to the general risks associated with municipal securities. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject state and/or local income tax. Additionally, litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/ or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can adversely affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can adversely affect the overall municipal market.

Valuation Risk. GPIM may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable. The Trust may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation, including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Trust determines its NAV. Because the secondary markets for certain investments may be limited, they may be particularly difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited) continued	November 30, 2025

their own fair valuation procedures. Prices obtained by the Trust upon the sales of such securities may not equal the value at which the Trust carried the investment on its books, which would adversely affect the net asset value of the Trust.

In addition to the foregoing risks, investors should note that the Trust reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Trust’s Board of Trustees as required by law and the Trust’s governing documents.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 29

TRUST SUMMARY (Unaudited)	November 30, 2025

Trust Statistics
Market Price	$15.33
Net Asset Value	$15.16
Premium to NAV	1.12%
Net Assets ($000)	$417,735

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED NOVEMBER 30, 2025
Six month		One	Three	Five	Ten
(non-annualized)		Year	Year	Year	Year
Guggenheim Taxable Municipal Bond & Investment
Grade Debt Trust
NAV	7.41%	6.79%	7.58%	0.36%	3.72%
Market	7.92%	6.48%	6.71%	(0.73%)	4.27%
Bloomberg Taxable Municipal Index	6.53%	5.61%	6.02%	0.00%	3.30%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Portfolio Breakdown	% of Net Assets
Municipal Bonds	65.4%
Corporate Bonds	43.0%
Asset-Backed Securities	18.2%
Senior Floating Rate Interests	8.0%
Collateralized Mortgage Obligations	4.3%
Preferred Stocks	2.4%
Federal Agency Bonds	1.0%
Money Market Funds	0.6%
Common Stocks	0.4%
Foreign Government Debt	0.3%
U.S. Government Securities	0.2%
Senior Fixed Rate Interests	0.0%*
Warrants	0.0%*
Options Purchased	0.0%*
Total Investments	143.8%
Options Written	(0.0%)*
Other Assets & Liabilities, net	(43.8%)
Net Assets	100.0%
*Less than 0.1%

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

TRUST SUMMARY (Unaudited) continued	November 30, 2025

Ten Largest Holdings[1]	% of Net Assets

State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	2.8%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds, 7.09%	2.7%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds - (Federally Taxable – Direct Subsidy), 6.00%	2.7%
Oklahoma Development Finance Authority Revenue Bonds, 5.45%	2.6%
Oakland Unified School District, County of Alameda, California, Taxable General
Obligation Bonds, Election of 2006, Qualified School Construction Bonds,
Series 2012B, 6.88%	2.4%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds, 8.57%	2.3%
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable
Build America Bonds, 7.10%	2.1%
Evansville-Vanderburgh School Building Corp. Revenue Bonds, 6.50%	2.1%
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds, 6.85%	1.8%
LBJ Infrastructure Group LLC, 3.80%	1.8%
Top Ten Total	23.3%

1 “Ten Largest Holdings (as a % of Net Assets)” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/ gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 31

TRUST SUMMARY (Unaudited) continued	November 30, 2025
Portfolio Composition by Quality Rating[1]
% of Total
Rating	Investments
Fixed Income Instruments
AAA	3.3%
AA	31.5%
A	21.7%
BBB	20.1%
BB	7.4%
B	5.5%
CCC	0.6%
NR2	7.6%
Other Instruments	2.3%
Total Investments	100.0%

[1]	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim investments has converted Moody’s and Fitch ratings to the equivalent S&P rating.
[2]	NR (not rated) securities do not necessarily indicate low credit quality.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

TRUST SUMMARY (Unaudited) continued	November 30, 2025

Market Price & NAV History

Distributions to Shareholders & Annualized Distribution Rate

All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2025, 56.6% of the distributions were characterized as ordinary income, and 43.4% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Trust in 2025 will be reported to shareholders in January 2026.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2025

	Shares	Value
COMMON STOCKS† – 0.4%
Transport-Aircraft – 0.3%
FTAI Aircraft Leasing Offshore SPV (2025), LP*,†††	1,500,000	$ 1,160,505
Financial – 0.1%
Contra Mallinckro*,††	2,561	258,502
Finance Co I SARL / Endo US, Inc.,*,†††,1	350,000	35
Total Financial		258,537
Communications – 0.0%
Altice France Lux 3*,††	5,658	102,038
Figs, Inc. — Class A*	3,754	36,752
Total Communications		138,790
Industrial – 0.0%
BP Holdco LLC*,†††,2	15,619	12,768
YAK BLOCKER 2 LLC*,†††	5,183	4,378
YAK BLOCKER 2 LLC*,†††	4,791	4,047
Targus, Inc.*,†††	17,838	316
Targus, Inc.*,†††	17,838	2
Vector Phoenix Holdings, LP*,†††	15,619	1
Total Industrial		21,512
Consumer, Cyclical – 0.0%
Accuride Corp*,†††,2	403,435	40
Accuride Liquidating Trust*,†††,2	25	–
Total Consumer, Cyclical		40
Total Common Stocks
(Cost $1,573,192)		1,579,384
PREFERRED STOCKS† – 2.4%
Financial – 2.2%
Equitable Holdings, Inc.
4.30%	140,000	2,259,600
Goldman Sachs Group, Inc.††
6.85%	1,150,000	1,192,824
7.50%	1,000,000	1,055,499
W R Berkley Corp.
4.13% due 03/30/61	95,975	1,612,380
JPMorgan Chase & Co.††
6.50%	1,000,000	1,032,816
PartnerRe Ltd.††
4.88%	46,000	782,000
American National Group, Inc.
7.38%	19,000	483,550
Selective Insurance Group, Inc.
4.60%	20,000	342,600

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
PREFERRED STOCKS† – 2.4% (continued)
Financial – 2.2% (continued)
Kuvare US Holdings, Inc.††
7.00% due 02/17/51[3]	341,000	$ 340,147
First Republic Bank††
4.25%*	31,650	63
4.50%*	17,750	2
Total Financial		9,101,481
Utilities – 0.1%
NextEra Energy Capital Holdings, Inc.
6.50% due 06/01/85	12,550	316,009
Energy – 0.1%
Venture Global LNG, Inc.††
9.00%[3]	350,000	297,950
Government – 0.0%
CoBank ACB††
7.13%	250,000	258,925
Consumer, Non-cyclical – 0.0%
Keenova Therapeutics plc*,†††	116,689,404	1
Total Preferred Stocks
(Cost $13,664,323)		9,974,366
WARRANTS† – 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	9,372	131
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,4	23,730	3
Pershing Square SPARC Holdings, Ltd.
Expiring 12/31/49*,†††,4	11,865	1
Total Warrants
(Cost $21,703)		135
MONEY MARKET FUNDS***,† – 0.6%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 3.84%[5]	1,469,125	1,469,125
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 3.81%[5]	858,039	858,039
Total Money Market Funds
(Cost $2,327,164)		2,327,164

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 65.4%
California – 9.6%
Santa Ana Unified School District, California, General Obligation Bonds, Federal
Taxable Build America Bonds[14]
7.10% due 08/01/40	7,785,000	$ 8,936,883
6.80% due 08/01/30	2,245,000	2,444,955
Oakland Unified School District, County of Alameda, California, Taxable General
Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B
6.88% due 08/01/33[6]	10,000,000	10,063,742
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	3,559,934
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47	3,335,000	3,538,672
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38	2,000,000	1,889,666
Moreno Valley Unified School District General Obligation Unlimited
3.82% due 08/01/44	2,000,000	1,680,493
Oxnard School District General Obligation Unlimited
2.76% due 08/01/44	1,990,000	1,417,874
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45	1,500,000	1,136,147
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	1,127,053
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay Qualified School
Construction Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	1,002,380
City of El Monte California Revenue Bonds
3.77% due 08/01/45	1,000,000	814,774
Monrovia Unified School District, Los Angeles County, California, Election of 2006
General Obligation Bonds, Build America Bonds, Federally Taxable[14]
7.25% due 08/01/28	610,000	637,456
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	502,338
California State University Revenue Bonds
3.90% due 11/01/47	500,000	418,687
Fremont Unified School District/Alameda County California General Obligation Unlimited
2.75% due 08/01/41	400,000	309,998
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
3.27% due 03/01/40	250,000	204,617
3.29% due 03/01/41	70,000	56,248
Hillsborough City School District General Obligation Unlimited
due 09/01/40[7]	500,000	239,793
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	230,190
Total California		40,211,900

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 65.4% (continued)
Texas – 8.9%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel
Revenue Bonds, Taxable Build America Bonds[14]
7.09% due 01/01/42[6]	10,020,000	$ 11,367,649
Dallas Fort Worth International Airport Revenue Bonds
4.51% due 11/01/51[6]	7,200,000	6,371,091
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50[6]	8,000,000	5,876,823
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42	5,250,000	4,335,273
3.27% due 01/01/45	1,150,000	874,881
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[6]	6,500,000	4,683,687
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42	2,200,000	1,691,206
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51	2,400,000	1,686,164
Texas Department of Housing & Community Affairs Revenue Bonds
6.05% due 07/01/45	250,000	254,376
Total Texas		37,141,150
Washington – 5.6%
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	5,555,294
Central Washington University, System Revenue Bonds, 2010,
Taxable Build America Bonds[14]
6.50% due 05/01/30	5,000,000	5,196,360
Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
Taxable Build America Bonds[14]
6.79% due 07/01/40[6]	4,220,000	4,581,277
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[14]
7.10% due 04/01/32	3,325,000	3,572,244
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	3,352,638
King County Public Hospital District No. 2 General Obligation LImited
3.11% due 12/01/44	1,100,000	827,665
Total Washington		23,085,478
Pennsylvania – 5.2%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds – (Federally
Taxable – Direct Subsidy)
6.00% due 09/01/30[6]	10,330,000	11,049,245
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[6]	6,895,000	7,498,398

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 65.4% (continued)
Pennsylvania – 5.2% (continued)
Pennsylvania Housing Finance Agency Revenue Bonds
5.78% due 04/01/54	3,000,000	$ 3,004,171
Total Pennsylvania		21,551,814
New York – 4.2%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds
8.57% due 11/01/40	10,010,000	9,618,270
City of New York New York General Obligation Unlimited
6.39% due 02/01/55[6]	4,000,000	4,275,964
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51[6]	5,000,000	3,692,175
Total New York		17,586,409
Illinois – 4.1%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
Taxable Build America Bonds[14]
6.90% due 01/01/40[6]	5,100,000	5,714,177
Illinois, General Obligation Bonds, Taxable Build America Bonds[14]
7.35% due 07/01/35[6]	3,571,429	3,896,532
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[14]
6.74% due 11/01/40	2,990,000	3,303,554
Illinois Housing Development Authority Revenue Bonds
6.10% due 10/01/49[6]	1,855,000	1,880,909
6.05% due 10/01/44	730,000	748,972
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	715,385	755,909
6.73% due 04/01/35	153,846	163,306
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	185,547
Total Illinois		16,648,906
Oklahoma – 3.7%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	10,881,931
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	2,811,105
University of Oklahoma Revenue Bonds
5.95% due 07/01/49	1,465,000	1,512,889
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	125,099
Total Oklahoma		15,331,024
Ohio – 3.3%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[6]	8,900,000	5,895,288

See notes to financial statements.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 65.4% (continued)
Ohio – 3.3% (continued)
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue
Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[6]	3,840,000	$ 3,978,368
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	2,505,055
Ohio Housing Finance Agency Revenue Bonds
6.23% due 09/01/55	810,000	841,518
Toronto City School District, Ohio, Qualified School Construction Bonds
General Obligation Bonds
7.00% due 12/01/28	425,000	425,943
Total Ohio		13,646,172
West Virginia – 2.8%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010[14]
7.65% due 04/01/40[6]	10,000,000	11,722,080
Indiana – 2.8%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30	8,690,000	8,708,866
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34	2,920,000	2,945,597
Total Indiana		11,654,463
Idaho – 2.0%
Idaho Housing & Finance Association Revenue Bonds
5.72% due 07/01/49	4,155,000	4,140,114
5.55% due 07/01/49	1,735,000	1,718,371
6.03% due 07/01/50	1,200,000	1,223,100
6.14% due 07/01/45	1,000,000	1,026,482
Total Idaho		8,108,067
Michigan – 1.8%
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax
General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29	2,640,000	2,824,984
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39	2,400,000	2,811,847
Wayne State University Revenue Bonds
3.47% due 11/15/49	1,030,000	791,063
Fraser Public School District, Macomb County, Michigan, General Obligation Federally
Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26	505,000	505,836
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	345,000	345,740

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 65.4% (continued)
Michigan – 1.8% (continued)
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	210,000	$ 210,388
Total Michigan		7,489,858
South Carolina – 1.4%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[14]
7.33% due 07/01/40[6]	5,000,000	5,888,818
Colorado – 1.3%
Colorado Housing and Finance Authority Revenue Bonds
5.60% due 11/01/43	1,620,000	1,619,520
5.50% due 11/01/39	1,250,000	1,257,027
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
Qualified School Construction
6.82% due 03/15/28	2,500,000	2,646,923
Total Colorado		5,523,470
Massachusetts – 1.1%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42[6]	3,400,000	2,622,720
2.87% due 07/01/51	750,000	505,175
Massachusetts Development Finance Agency Revenue Bonds
3.52% due 10/01/46	2,250,000	1,594,986
Total Massachusetts		4,722,881
Nevada – 1.1%
Nevada Housing Division Revenue Bonds
5.73% due 10/01/50	4,000,000	3,979,572
5.84% due 10/01/49	250,000	250,577
Total Nevada		4,230,149
Georgia – 1.0%
City of Atlanta Georgia Airport Customer Facility Charge Revenue Bonds
5.71% due 07/01/44	4,000,000	4,105,647
Mississippi – 0.9%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41[6]	4,500,000	3,562,883
Maryland – 0.8%
Maryland Department of Housing & Community Development Revenue Bonds
6.04% due 09/01/49	2,500,000	2,535,435
6.20% due 09/01/45	1,000,000	1,023,741
Total Maryland		3,559,176
New Hampshire – 0.8%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51	4,800,000	3,313,221

See notes to financial statements.

40 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 65.4% (continued)
Missouri – 0.7%
Curators of the University of Missouri Revenue Bonds
5.79% due 11/01/41	1,745,000	$ 1,831,702
Missouri Housing Development Commission Revenue Bonds
5.87% due 11/01/55	1,250,000	1,258,666
Total Missouri		3,090,368
Virginia – 0.6%
Virginia Housing Development Authority Revenue Bonds
5.57% due 10/01/49[6]	1,700,000	1,682,715
5.95% due 10/01/54	1,000,000	1,011,337
Total Virginia		2,694,052
Connecticut – 0.4%
Connecticut Housing Finance Authority Revenue Bonds
5.96% due 11/15/40	1,000,000	1,031,924
6.09% due 11/15/49	800,000	816,397
Total Connecticut		1,848,321
Tennessee – 0.3%
Tennessee Housing Development Agency Revenue Bonds
5.98% due 07/01/54	500,000	503,527
5.97% due 07/01/54	500,000	500,174
5.95% due 07/01/50	500,000	499,508
Total Tennessee		1,503,209
District of Columbia – 0.3%
District of Columbia Revenue Bonds
6.73% due 09/01/47[3]	1,200,000	1,356,889
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	93,319
Total District of Columbia		1,450,208
Kentucky – 0.3%
Kentucky Housing Corp. Revenue Bonds
6.21% due 07/01/50	500,000	510,789
5.90% due 01/01/55	490,000	493,728
6.07% due 07/01/45	250,000	255,110
Total Kentucky		1,259,627
Florida – 0.3%
Florida Housing Finance Corp. Revenue Bonds
6.25% due 07/01/38	1,150,000	1,205,875
Iowa – 0.1%
Iowa Finance Authority Revenue Bonds
5.92% due 07/01/49	500,000	505,778

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 65.4% (continued)
Wisconsin – 0.0%
County of Fond Du Lac Wisconsin Revenue Bonds
6.20% due 05/01/54[3]	200,000	$ 202,310
Arkansas – 0.0%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	200,309
Total Municipal Bonds
(Cost $282,207,274)		273,043,623
CORPORATE BONDS†† – 43.0%
Financial – 13.9%
AmFam Holdings, Inc.
3.83% due 03/11/51[3,6]	3,197,000	2,164,289
Insured Lending 1 Ltd.
6.50% due 02/04/32†††,3	EUR 1,800,000	2,088,652
Lazard Group LLC
5.63% due 08/01/35[6]	1,325,000	1,354,842
6.00% due 03/15/31[6]	660,000	700,212
Blue Owl Finance LLC
4.38% due 02/15/32[6]	2,150,000	2,053,274
Intact Financial Corp.
5.46% due 09/22/32[3,6]	1,900,000	1,966,830
Wilton RE Ltd.
6.00%[3,8,9]	1,924,000	1,906,534
Ares Finance Company IV LLC
3.65% due 02/01/52[3,6]	2,650,000	1,864,189
Maple Grove Funding Trust I
4.16% due 08/15/51[3,6]	2,500,000	1,788,875
Accident Fund Insurance Company of America
8.50% due 08/01/32[3,6]	1,750,000	1,756,779
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3]	2,700,000	1,741,564
American National Group, Inc.
7.00% due 12/01/55[9]	675,000	678,999
5.75% due 10/01/29[6]	550,000	569,176
6.00% due 07/15/35[6]	450,000	455,580
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3,6]	1,500,000	1,424,800
Global Atlantic Finance Co.
7.25% due 03/01/56[3,9]	1,155,000	1,151,855
6.75% due 03/15/54[3,6]	260,000	266,330
National Life Insurance Co.
10.50% due 09/15/39[3]	900,000	1,228,233
Prudential Financial, Inc.
5.13% due 03/01/52[9]	1,200,000	1,189,662
Henneman Trust
6.58% due 05/15/55[3,6]	1,050,000	1,105,149

See notes to financial statements.

42 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.0% (continued)
Financial – 13.9% (continued)
Kennedy-Wilson, Inc.
5.00% due 03/01/31[6]	1,150,000	$ 1,103,367
Macquarie Bank Ltd.
3.05% due 03/03/36[3,6,9]	1,200,000	1,094,899
Fidelis Insurance Holdings Ltd.
7.75% due 06/15/55[9]	1,000,000	1,081,684
Jefferies Financial Group, Inc.
6.20% due 04/14/34[6]	1,000,000	1,059,415
Nuveen LLC
5.85% due 04/15/34[3,6]	1,000,000	1,058,400
Allianz SE
6.55%[3,8,9]	1,000,000	1,037,360
JPMorgan Chase & Co.
5.72% due 09/14/33[6,9]	950,000	1,014,170
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,6,9]	1,000,000	1,008,248
Encore Capital Group, Inc.
9.25% due 04/01/29[3]	500,000	526,263
8.50% due 05/15/30[3]	450,000	478,922
UWM Holdings LLC
6.25% due 03/15/31[3]	1,000,000	1,004,421
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[3]	950,000	1,000,757
Nippon Life Insurance Co.
5.95% due 04/16/54[3,9]	950,000	991,842
Horace Mann Educators Corp.
7.25% due 09/15/28[6]	900,000	966,112
Safehold GL Holdings LLC
6.10% due 04/01/34[6]	788,000	838,195
5.65% due 01/15/35	118,000	121,563
MidCap Funding XLVI Trust
6.49% (1 Month Term SOFR + 2.50%, Rate Floor: 0.00%) due 04/15/28◊,†††	950,000	950,000
Farmers Insurance Exchange
7.00% due 10/15/64[3,6,9]	880,000	909,993
LPL Holdings, Inc.
4.38% due 05/15/31[3,6]	650,000	632,263
6.00% due 05/20/34	220,000	230,815
Corebridge Financial, Inc.
6.88% due 12/15/52[9]	840,000	858,137
CNO Financial Group, Inc.
6.45% due 06/15/34[6]	750,000	794,735
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	750,000	792,139
Toronto-Dominion Bank
8.13% due 10/31/82[9]	750,000	788,267
Omnis Funding Trust
6.72% due 05/15/55[3,6]	700,000	738,917
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.0% (continued)
Financial – 13.9% (continued)
Meiji Yasuda Life Insurance Co.
6.10% due 06/11/55[3,9]	700,000	$ 727,278
Belrose Funding Trust II
6.79% due 05/15/55[3,6]	650,000	678,027
Nationwide Building Society
5.54% due 07/14/36[3,9]	650,000	674,508
Dyal IV Issuer A
3.65% due 02/22/41†††	650,000	603,106
Bank of Nova Scotia
8.63% due 10/27/82[6,9]	550,000	583,138
Dyal Capital Partners III (A), LP
6.55% due 06/15/44†††	560,000	578,124
Enstar Group Ltd.
7.50% due 04/01/45[3,9]	500,000	520,843
Belvoir Land LLC
5.60% due 12/15/35[3]	500,000	503,076
Commonwealth Bank of Australia
5.93% due 03/14/46[3,6,9]	450,000	467,083
Dyal Capital Partners III (B), LP
6.55% due 06/15/44†††	440,000	454,201
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[3,6]	400,000	419,807
Dai-ichi Life Insurance Company Ltd.
6.20%[3,8,9]	400,000	418,653
Ascot Group Ltd.
6.35% due 06/15/35[3,9]	350,000	364,681
Nassau Companies of New York
7.88% due 07/15/30[3]	350,000	341,025
Dyal IV Issuer B
3.65% due 02/22/41†††	350,000	324,750
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[3]	300,000	288,773
Fortitude Group Holdings LLC
6.25% due 04/01/30[3]	250,000	260,153
Beacon Funding Trust
6.27% due 08/15/54[3]	250,000	255,870
GLP Capital Limited Partnership / GLP Financing II, Inc.
5.75% due 11/01/37	250,000	249,750
Reinsurance Group of America, Inc.
6.65% due 09/15/55[9]	200,000	206,376
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[3,9]	200,000	180,183
Symetra Life Insurance Co.
6.55% due 10/01/55[3]	150,000	157,582
Rocket Companies, Inc.
6.38% due 08/01/33[3]	150,000	157,075

See notes to financial statements.

44 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.0% (continued)
Financial – 13.9% (continued)
Aspen Insurance Holdings Ltd.
5.75% due 07/01/30	125,000	$ 130,876
Total Financial		58,081,646
Consumer, Non-cyclical – 9.2%
Children’s Hospital Corp.
4.12% due 01/01/47[6]	8,000,000	6,778,313
Orlando Health Obligated Group
5.48% due 10/01/35	4,000,000	4,196,705
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[6]	4,500,000	2,952,435
OhioHealth Corp.
3.04% due 11/15/50	3,465,000	2,399,464
2.83% due 11/15/41	300,000	224,602
Providence St. Joseph Health Obligated Group
5.37% due 10/01/32	2,500,000	2,600,801
Flowers Foods, Inc.
6.20% due 03/15/55[6]	2,050,000	1,976,028
JBS USA Holding Lux SARL/ JBS USA Food Company/ JBS Lux Co SARL
4.38% due 02/02/52[6]	1,200,000	945,787
5.75% due 04/01/33[6]	763,000	799,620
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,644,448
Lifespan Corp.
5.05% due 02/15/30	1,250,000	1,273,260
Post Holdings, Inc.
4.50% due 09/15/31[3,6]	1,300,000	1,225,854
Universal Health Services, Inc.
2.65% due 01/15/32[6]	1,300,000	1,146,708
Reynolds American, Inc.
5.70% due 08/15/35[6]	1,050,000	1,105,233
GXO Logistics, Inc.
6.50% due 05/06/34[6]	1,000,000	1,076,139
HCA, Inc.
4.63% due 03/15/52[6]	1,200,000	1,002,855
Sotheby’s
7.38% due 10/15/27[3]	1,000,000	991,684
Amgen, Inc.
4.40% due 02/22/62[6]	1,200,000	962,165
BCP V Modular Services Finance II plc
6.13% due 11/30/28[3]	GBP 750,000	933,227
BAT Capital Corp.
7.08% due 08/02/43[6]	800,000	905,896
AZ Battery Property LLC
6.73% due 02/20/46†††	680,000	678,101

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.0% (continued)
Consumer, Non-cyclical – 9.2% (continued)
Triton Container International Ltd.
3.15% due 06/15/31[3]	650,000	$ 587,733
Baylor College of Medicine
5.26% due 11/15/46	600,000	570,197
Medline Borrower, LP
5.25% due 10/01/29[3]	450,000	451,051
CVS Health Corp.
7.00% due 03/10/55[9]	400,000	420,546
Upbound Group, Inc.
6.38% due 02/15/29[3]	250,000	244,119
Becle, SAB de CV
2.50% due 10/14/31[3]	200,000	174,419
Grifols S.A.
3.88% due 10/15/28	EUR 100,000	114,496
Total Consumer, Non-cyclical		38,381,886
Industrial – 4.6%
LBJ Infrastructure Group LLC
3.80% due 12/31/57[3,6]	10,285,000	7,313,114
AP Grange Holdings LLC
6.50% due 03/20/45†††	2,400,000	2,538,000
5.00% due 03/20/45†††	300,000	312,000
Terminal Investment Limited Holding
6.23% due 10/01/40†††	2,000,000	2,049,372
Boeing Co.
6.53% due 05/01/34[6]	510,000	567,109
6.86% due 05/01/54	225,000	256,336
3.75% due 02/01/50	329,000	244,084
Fortune Brands Innovations, Inc.
4.50% due 03/25/52[6]	1,300,000	1,064,046
Homestead Spe Issuer LLC
7.21% due 04/01/55†††	1,000,000	1,037,149
TD SYNNEX Corp.
6.10% due 04/12/34[6]	850,000	902,900
AITX Finco LLC
6.00% due 10/23/35†††	900,000	902,684
GrafTech Global Enterprises, Inc.
9.88% due 12/23/29[3]	1,000,000	874,007
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[3]	575,000	575,577
ALLETE, Inc.
5.79% due 07/09/37†††	350,000	361,127
AP Grange Holdings LLC Deferral
6.50% due 03/20/45†††	156,231	156,231
FedEx Corp.
4.10% due 02/01/45	70,000	55,828

See notes to financial statements.

46 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.0% (continued)
Industrial – 4.6% (continued)
Amsted Industries, Inc.
6.38% due 03/15/33[3]	50,000	$ 51,728
Total Industrial		19,261,292
Utilities – 4.0%
Central Storage Safety Project Trust
4.82% due 02/01/38[1]	5,978,656	5,756,629
Brooklyn Union Gas Co.
6.39% due 09/15/33[3,6]	2,000,000	2,172,126
QTS Corp.
5.42% due 08/21/32†††	1,925,000	1,941,748
PacifiCorp
7.38% due 09/15/55[9]	1,050,000	1,067,683
Ohio Edison Co.
5.50% due 01/15/33[3,6]	950,000	995,612
Alexander Funding Trust II
7.47% due 07/31/28[3,6]	900,000	960,675
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[3]	1,000,000	804,257
Southwestern Public Service Co.
3.70% due 08/15/47[6]	1,000,000	760,492
NRG Energy, Inc.
7.00% due 03/15/33[3,6]	450,000	499,173
Dominion Energy, Inc.
6.20% due 02/15/56[9]	250,000	252,473
6.00% due 02/15/56[9]	200,000	202,356
CMS Energy Corp.
6.50% due 06/01/55[9]	340,000	351,941
NextEra Energy Capital Holdings, Inc.
6.38% due 08/15/55[9]	336,000	348,743
Sierra Pacific Power Co.
6.20% due 12/15/55[9]	275,000	272,609
Spire, Inc.
6.25% due 06/01/56[9]	250,000	248,072
Black Hills Corp.
5.95% due 03/15/28	200,000	207,390
Southern Co.
3.75% due 09/15/51[9]	58,000	57,243
Total Utilities		16,899,222
Energy – 4.0%
Occidental Petroleum Corp.
7.00% due 11/15/27	2,000,000	2,089,912
ONEOK, Inc.
5.85% due 11/01/64[6]	1,050,000	1,002,896
6.25% due 10/15/55[6]	925,000	938,741
5.60% due 04/01/44	150,000	143,034

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.0% (continued)
Energy – 4.0% (continued)
MPLX, LP
6.20% due 09/15/55[6]	1,600,000	$ 1,618,009
5.95% due 04/01/55	400,000	392,034
5.65% due 03/01/53	50,000	46,909
Valero Energy Corp.
4.00% due 06/01/52[6]	2,450,000	1,839,774
BP Capital Markets plc
6.13%[6,8,9]	1,300,000	1,340,717
ITT Holdings LLC
6.50% due 08/01/29[3,6]	1,250,000	1,211,590
HF Sinclair Corp.
6.25% due 01/15/35[6]	1,000,000	1,053,084
NuStar Logistics, LP
6.38% due 10/01/30[6]	1,000,000	1,047,581
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
4.88% due 02/01/31[6]	1,000,000	1,004,755
Venture Global LNG, Inc.
9.88% due 02/01/32[3]	750,000	780,849
Greensaif Pipelines Bidco SARL
6.10% due 08/23/42[3]	300,000	312,291
6.51% due 02/23/42[3]	200,000	218,160
Global Partners Limited Partnership / GLP Finance Corp.
8.25% due 01/15/32[3]	450,000	471,833
Kinder Morgan, Inc.
5.20% due 06/01/33	400,000	412,995
Sunoco, LP
4.63% due 05/01/30[3]	300,000	292,451
Venture Global Calcasieu Pass LLC
6.25% due 01/15/30[3]	200,000	201,951
Phillips 66 Co.
6.20% due 03/15/56[9]	162,000	162,222
CVR Energy, Inc.
5.75% due 02/15/28[3]	125,000	123,212
Plains All American Pipeline Limited Partnership / PAA Finance Corp.
4.70% due 06/15/44	100,000	86,092
Total Energy		16,791,092
Consumer, Cyclical – 2.7%
United Airlines, Inc.
4.63% due 04/15/29[3,6]	2,200,000	2,188,870
Hyatt Hotels Corp.
5.75% due 04/23/30[6]	1,100,000	1,150,529
Flutter Treasury Designated Activity Co.
6.38% due 04/29/29[3]	1,000,000	1,031,394
LKQ Corp.
6.25% due 06/15/33[6]	950,000	1,016,657

See notes to financial statements.

48 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.0% (continued)
Consumer, Cyclical – 2.7% (continued)
Intralot Capital Luxembourg S.A.
6.50% (3 Month EURIBOR + 4.50%, Rate Floor: 0.00%) due 10/15/31◊,3	EUR 500,000	$ 568,002
6.75% due 10/15/31[3]	EUR 250,000	281,823
LG Energy Solution Ltd.
5.38% due 04/02/30[3,6]	800,000	824,930
Air Canada
4.63% due 08/15/29[3]	CAD 1,050,000	749,683
AS Mileage Plan IP Ltd.
5.31% due 10/20/31[3,6]	600,000	601,823
Polaris, Inc.
6.95% due 03/15/29	450,000	478,433
Wabash National Corp.
4.50% due 10/15/28[3,6]	500,000	457,671
Hanesbrands, Inc.
9.00% due 02/15/31[3]	400,000	421,376
Hasbro, Inc.
6.05% due 05/14/34	350,000	371,186
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[3]	300,000	287,958
Whirlpool Corp.
4.50% due 06/01/46	200,000	153,864
4.70% due 05/14/32	100,000	92,962
4.60% due 05/15/50	50,000	38,218
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[3]	250,000	241,801
Station Casinos LLC
4.63% due 12/01/31[3]	200,000	189,255
Warnermedia Holdings, Inc.
5.14% due 03/15/52	161,000	120,428
New Flyer Holdings, Inc.
9.25% due 07/01/30[3]	100,000	107,102
Total Consumer, Cyclical		11,373,965
Communications – 2.1%
British Telecommunications plc
4.88% due 11/23/81[3,9]	1,700,000	1,633,179
McGraw-Hill Education, Inc.
8.00% due 08/01/29[3]	850,000	860,592
5.75% due 08/01/28[3]	300,000	300,246
AMC Networks, Inc.
10.50% due 07/15/32[3,6]	950,000	1,017,695
Rogers Communications, Inc.
4.50% due 03/15/42[6]	1,150,000	995,665
Charter Communications Operating LLC / Charter Communications Operating Capital
5.25% due 04/01/53	1,200,000	972,556

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.0% (continued)
Communications – 2.1% (continued)
Altice France S.A.
6.88% due 07/15/32[3]	693,090	$ 675,565
6.50% due 04/15/32[3]	269,535	262,238
Vodafone Group plc
5.13% due 06/04/81[9]	1,100,000	872,966
Sunrise FinCo I B.V.
4.88% due 07/15/31[3]	700,000	668,822
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28[1]	200,000	198,002
CSC Holdings LLC
11.25% due 05/15/28[3]	250,000	193,920
Cox Communications, Inc.
2.95% due 10/01/50[3]	185,000	104,758
5.80% due 12/15/53[3]	100,000	86,831
Total Communications		8,843,035
Technology – 1.2%
Broadcom, Inc.
3.19% due 11/15/36[3,6]	1,300,000	1,122,672
Foundry JV Holdco LLC
6.40% due 01/25/38[3,6]	550,000	594,648
5.88% due 01/25/34[3]	400,000	414,676
TeamSystem SpA
5.53% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/31/31◊,3	EUR 700,000	816,401
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[6]	800,000	748,103
Oracle Corp.
5.20% due 09/26/35[6]	250,000	244,973
5.95% due 09/26/55	175,000	163,981
4.80% due 09/26/32	100,000	98,310
5.88% due 09/26/45	75,000	70,719
6.10% due 09/26/65	50,000	46,564
Xerox Corp.
10.25% due 10/15/30[3]	450,000	461,384
Dye & Durham Ltd.
8.63% due 04/15/29[3]	310,000	284,316
Total Technology		5,066,747
Basic Materials – 0.8%
Steel Dynamics, Inc.
5.75% due 05/15/55[6]	1,000,000	1,015,505
ArcelorMittal S.A.
6.55% due 11/29/27[6]	900,000	936,800
SK Invictus Intermediate II SARL
5.00% due 10/30/29[3]	700,000	688,938
Corporation Nacional del Cobre de Chile
6.78% due 01/13/55[3]	300,000	323,490

See notes to financial statements.

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.0% (continued)
Basic Materials – 0.8% (continued)
Dow Chemical Co.
6.90% due 05/15/53	200,000	$ 209,822
Mirabela Nickel Ltd.
due 06/24/19†††,1,15	96,316	241
Total Basic Materials		3,174,796
Government – 0.3%
Amazon Conservation DAC
6.03% due 01/16/42[3]	1,000,000	1,044,800
Financial Institutions – 0.1%
MN8 Portfolio IV LLC
6.31% due 07/30/45†††	400,000	408,094
Transportation – 0.1%
Stolthaven Houston, Inc.
5.98% due 07/17/34†††	392,000	400,964
Total Corporate Bonds
(Cost $181,077,277)		179,727,539
ASSET-BACKED SECURITIES†† – 18.2%
Financial – 5.5%
Thunderbird A
5.50% due 03/01/37†††	7,000,000	6,654,340
Lightning A
5.50% due 03/01/37†††	7,000,000	6,654,341
HV Eight LLC
5.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR 1,336,145	1,547,587
Project Onyx
6.58% (3 Month Term SOFR + 2.60%, Rate Floor: 0.00%) due 06/26/30◊,†††	1,030,046	1,028,745
6.60% (3 Month Term SOFR + 2.60%, Rate Floor: 0.00%) due 06/15/30◊,†††	266,381	266,370
KKR Core Holding Company LLC
4.00% due 08/12/31†††	1,327,804	1,242,187
Endo Luxembourg Finance Co I SARL / Endo US, Inc.
7.40% due 09/30/45†††	1,000,000	1,051,268
Ceamer Finance LLC
6.92% due 11/15/37†††	700,658	731,768
6.79% due 11/15/39†††	268,999	278,580
Metis Issuer, LLC
6.89% due 05/15/55†††	900,000	917,493
HarbourVest Partners LLC
6.85% (3 Month Term SOFR + 2.55%, Rate Floor: 2.55%) due 09/15/30◊,†††	900,000	893,443
LVNV Funding LLC
7.80% due 11/05/28†††	650,000	683,200
6.84% due 06/12/29†††	200,000	205,714
Obsidian Issuer LLC
2025-1A, 6.93% due 05/15/55†††,3	850,000	865,347
Total Financial		23,020,383

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.2% (continued)
Collateralized Loan Obligations – 5.2%
Golub Capital Partners CLO 69M
2025-69A DR, 6.92% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 11/09/38◊,3	1,650,000	$ 1,666,097
Cerberus Loan Funding XLIV LLC
2024-5A C, 8.11% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%) due 01/15/36◊,3	1,400,000	1,412,632
Cerberus Loan Funding 52 LLC
2025-3A C, 6.17% (3 Month Term SOFR + 2.20%, Rate Floor: 2.20%) due 10/15/37◊,3	1,250,000	1,256,366
Cerberus Loan Funding XLVII LLC
2024-3A C, 6.46% (3 Month Term SOFR + 2.55%, Rate Floor: 2.55%) due 07/15/36◊,3	1,200,000	1,205,879
Owl Rock CLO I LLC
2024-1A C, 8.45% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/20/36◊,3	1,050,000	1,059,461
Cerberus Loan Funding XLV LLC
2024-1A C, 7.06% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 04/15/36◊,3	1,000,000	1,006,931
Owl Rock CLO XXII LLC
2025-22A C, 6.15% (3 Month Term SOFR + 2.20%, Rate Floor: 2.20%) due 10/20/37◊,3	1,000,000	1,004,952
JCP Direct Lending CLO 2023-1 LLC
2025-1A BR, 5.83% (3 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 07/20/37◊,3	1,000,000	1,003,276
Ares Direct Lending CLO 6 LLC
2025-2A D, 7.05% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%) due 10/16/37◊,3	1,000,000	996,243
Cerberus Loan Funding XLVI, LP
2024-2A C, 6.96% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 07/15/36◊,3	950,000	956,440
TRTX Issuer Ltd.
2025-FL6 B, 6.01% (1 Month Term SOFR + 2.05%, Rate Floor: 2.05%) due 09/18/42◊,3	900,000	890,781
Carlyle Direct Lending CLO LLC
2024-1A BR, 6.66% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/15/36◊,3	800,000	804,780
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A DR, 7.23% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 04/20/37◊,3	800,000	801,644
Cerberus Loan Funding XL LLC
2023-1A C, 8.31% (3 Month Term SOFR + 4.40%, Rate Floor: 4.40%) due 03/22/35◊,3	750,000	756,917
BDS 2025-FL16 LLC
2025-FL16 C, due 07/19/43◊,3	700,000	700,000
Fortress Credit BSL XV Ltd.
2024-2A CR, 6.48% (3 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 10/18/33◊,3	650,000	651,685
KREF Ltd.
2021-FL2 AS, 5.38% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,3	650,000	638,009
Owl Rock CLO XVI LLC
2024-16A C, 7.18% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%) due 04/20/36◊,3	600,000	604,476
Owl Rock CLO XXI LLC
2025-21A C, 6.27% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 07/24/34◊,3	600,000	603,158
FS Rialto Issuer LLC
2024-FL9 C, 6.60% (1 Month Term SOFR + 2.64%, Rate Floor: 2.65%) due 10/19/39◊,3	600,000	599,184
Golub Capital Partners CLO 46M Ltd.
2024-46A CR, 6.93% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 04/20/37◊,3	500,000	503,319
BDS LLC
2025-FL15 C, 6.11% (1 Month Term SOFR + 2.15%, Rate Floor: 2.15%) due 03/19/43◊,3	500,000	500,621
GoldenTree Loan Management US CLO 24 Ltd.
2025-24A E, 8.48% (3 Month Term SOFR + 4.60%, Rate Floor: 4.60%) due 10/20/38◊,3	450,000	434,358

See notes to financial statements.

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.2% (continued)
Collateralized Loan Obligations – 5.2% (continued)
Madison Park Funding LVIII Ltd.
2024-58A D, 7.51% (3 Month Term SOFR + 3.65%, Rate Floor: 3.65%) due 04/25/37◊,3	400,000	$ 402,791
BSPRT Issuer LLC
2025-FL12 C, 6.16% (1 Month Term SOFR + 2.20%, Rate Floor: 2.20%) due 01/17/43◊,3	350,000	350,112
OHA Credit Partners VII Ltd.
2025-7A ER4, 8.39% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/20/38◊,3	300,000	297,845
Ares Direct Lending CLO 1 LLC
2024-1A B, 6.06% (3 Month Term SOFR + 2.20%, Rate Floor: 2.20%) due 04/25/36◊,3	250,000	250,921
HPS Private Credit CLO LLC
2025-3A D, 8.26% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/20/37◊,3	250,000	249,451
BNPP IP CLO Ltd.
2014-2A E, 9.35% (3 Month Term SOFR + 5.51%, Rate Floor: 0.00%) due 10/30/25◊,3	216,398	12,321
WhiteHorse VIII Ltd.
2014-1A E, 8.67% (3 Month Term SOFR + 4.81%, Rate Floor: 0.00%) due 05/01/26◊,3	14,488	4,590
Total Collateralized Loan Obligations		21,625,240
Infrastructure – 2.7%
VB-S1 Issuer LLC – VBTEL
2022-1A, 4.29% due 02/15/52[3]	5,000,000	4,932,427
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[3]	1,900,000	1,943,466
2024-1A, 6.67% due 06/20/54[3]	100,000	102,155
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54[3]	850,000	852,021
2025-1A, 5.04% due 03/25/55[3]	500,000	494,805
2024-1A, 6.28% due 03/25/54[3]	150,000	151,768
QTS Issuer ABS I LLC
2025-1A, 5.44% due 05/25/55[3]	1,000,000	1,010,957
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[3]	1,000,000	978,907
Stack Infrastructure Issuer LLC
2025-1A, 5.00% due 05/25/50[3]	550,000	544,497
QTS Issuer ABS II LLC
2025-1A, 5.04% due 10/05/55[3]	350,000	351,533
Total Infrastructure		11,362,536
Transport-Aircraft – 2.2%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[3,11]	1,954,641	1,936,441
AASET Trust
2024-2A, 5.93% due 09/16/49[3]	734,487	750,181
2024-1A, 6.26% due 05/16/49[3]	553,018	569,084
2021-2A, 2.80% due 01/15/47[3]	326,591	309,545
Castlelake Aircraft Structured Trust
2025-2A, 5.47% due 08/15/50[3]	980,523	994,216
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[3]	843,502	804,755

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.2% (continued)
Transport-Aircraft – 2.2% (continued)
Navigator Aviation Ltd.
2024-1, 6.09% due 08/15/49[3]	774,107	$ 777,186
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[3]	671,489	668,779
Start Ltd.
2018-1, 4.09% due 05/15/43[3]	496,690	497,103
Gilead Aviation LLC
2025-1A, 5.79% due 03/15/50[3]	435,129	443,908
Slam Ltd.
2025-1A, 5.81% due 05/15/50[3]	388,003	399,575
ALTDE Trust
2025-1A, 5.90% due 08/15/50[3]	380,442	390,067
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	392,989	384,222
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[3]	327,835	326,311
Total Transport-Aircraft		9,251,373
Insurance – 1.1%
Obra Longevity
8.48% due 06/30/39†††	1,950,000	2,070,551
Dogwood State Bank
6.45% due 06/24/32†††	1,933,633	1,950,746
CHEST
7.13% due 03/23/43†††	450,000	471,982
Total Insurance		4,493,279
Whole Business – 0.6%
Subway Funding LLC
2024-1A, 6.51% due 07/30/54[3]	940,500	974,335
2024-3A, 5.91% due 07/30/54[3]	544,500	542,707
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[3]	707,250	617,306
Five Guys Holdings, Inc.
2023-1A, 7.55% due 01/26/54[3]	396,000	408,587
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[3]	47,750	45,064
Total Whole Business		2,587,999
Net Lease – 0.6%
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[3]	977,917	986,774
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[3]	993,125	979,515
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[3]	500,000	458,653
Total Net Lease		2,424,942

See notes to financial statements.

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.2% (continued)
Single Family Residence – 0.2%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/38[3]	1,000,000	$ 997,045
Unsecured Consumer Loans – 0.1%
Service Experts Issuer LLC
2024-1A, 6.39% due 11/20/35[3]	245,445	251,354
Total Asset-Backed Securities
(Cost $75,704,006)		76,014,151
SENIOR FLOATING RATE INTERESTS††,◊ – 8.0%
Consumer, Cyclical – 2.1%
FR Refuel LLC
8.78% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	1,257,467	1,241,748
Zephyr Bidco Ltd.
8.75% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 07/20/28	GBP 900,000	1,190,445
MB2 Dental Solutions LLC
9.42% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	1,135,311	1,130,120
Pacific Bells LLC
7.75% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 11/13/28	1,033,813	1,036,398
Alexander Mann
10.37% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27	980,000	924,463
Grant Thornton Advisors LLC
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/30/31	630,000	630,901
Scientific Games Corp.
6.93% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 04/04/29	594,000	582,197
Accuride Corp.
8.72% (1 Month Term SOFR + 1.50%, Rate Floor: 1.50%) (in-kind rate was 3.00%)
due 03/07/30†††,2,12	294,662	552,075
The Facilities Group
9.67% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	486,400	480,228
NFM & J LLC
9.69% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	478,484	472,413
Blue Ribbon LLC
11.86% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) (in-kind rate was 4.00%)
due 05/08/28[12]	357,581	354,005
CCRR Parent, Inc.
8.33% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/06/28	633,368	199,511
Total Consumer, Cyclical		8,794,504
Financial – 1.9%
Boots Group Bidco Ltd.
7.42% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/30/32	1,000,000	1,006,250
Kroll, Inc.
9.81% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) (in-kind rate was 2.75%)
due 09/13/32†††,12	1,000,000	996,211
Eisner Advisory Group
7.92% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31	982,600	985,469

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 8.0% (continued)
Financial – 1.9% (continued)
Higginbotham Insurance Agency, Inc.
8.42% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/24/28†††	987,500	$ 981,896
Citadel Securities, LP
5.92% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/31/31	970,266	973,468
Aretec Group, Inc.
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 08/09/30	843,625	845,658
Asurion LLC
8.17% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 09/19/30	798,000	782,439
HighTower Holding LLC
6.65% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/03/32	342,877	342,449
Tegra118 Wealth Solutions, Inc.
7.89% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	343,653	339,014
Cliffwater LLC
8.92% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 04/22/32†††	268,650	267,826
Awayday
9.15% (3 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 05/01/32†††	180,556	178,750
Total Financial		7,699,430
Technology – 1.2%
Sitecore Holding III A/S
11.03% (3 Month Term SOFR + 7.00%, Rate Floor: 7.50%) due 03/12/29†††	1,125,190	1,118,269
11.53% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) (in-kind rate was 5.73%)
due 03/12/29†††,12	EUR 807,300	930,998
Total Webhosting Solutions BV
5.96% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 11/06/31	EUR 1,000,000	1,139,696
Datix Bidco Ltd.
8.97% (6 Month GBP SONIA + 5.25%, Rate Floor: 5.25%) due 04/30/31†††	GBP 472,000	624,810
8.73% (6 Month Term SOFR + 5.00%, Rate Floor: 5.50%) due 04/30/31†††	140,000	140,000
8.93% (1 Month Term SOFR + 5.00%, Rate Floor: 5.50%) due 10/30/30†††	6,500	5,859
Polaris Newco LLC
7.74% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/04/26†††	581,091	549,822
Modena Buyer LLC
8.09% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 07/01/31	544,500	533,016
Total Technology		5,042,470
Industrial – 1.1%
Inspired Finco Holdings, Ltd.
5.21% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/28/31	EUR 1,000,000	1,166,315
Capstone Acquisition Holdings, Inc.
8.52% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 11/12/29†††	915,534	911,521
Park River Holdings, Inc.
8.49% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 09/24/32	580,000	581,380
Merlin Buyer, Inc.
8.00% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	563,510	567,736
Integrated Power Services Holdings, Inc.
8.78% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/22/28†††	394,112	393,272
8.80% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/22/28†††	16,755	16,719

See notes to financial statements.

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 8.0% (continued)
Industrial – 1.1% (continued)
Michael Baker International LLC
7.84% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 12/01/28	395,015	$ 395,181
Merlin Buyer, Inc.
8.75% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/14/28†††	293,970	296,175
ILPEA Parent, Inc.
7.92% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 06/22/28	97,479	97,175
Total Industrial		4,425,474
Consumer, Non-cyclical – 1.0%
Women’s Care Holdings, Inc.
8.44% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/15/28	1,036,162	953,269
Recess Holdings, Inc.
7.62% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 02/20/30	887,785	890,839
LaserAway Intermediate Holdings II LLC
9.89% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27	765,285	757,632
Blue Ribbon LLC
10.13% (3 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	920,000	594,320
Gibson Brands, Inc.
9.07% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	481,250	435,531
Florida Food Products LLC
9.05% (6 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/18/30	361,534	245,844
9.43% (3 Month Term SOFR + 5.50%, Rate Floor: 7.50%) due 10/18/30	141,238	139,355
HAH Group Holding Co. LLC
8.92% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/24/31	374,033	332,059
Total Consumer, Non-cyclical		4,348,849
Communications – 0.5%
FirstDigital Communications LLC
8.53% (3 Month Term SOFR + 4.36%, Rate Floor: 5.11%) due 12/17/26†††	1,225,502	1,206,135
GD Towers
due 11/18/32	EUR 900,000	1,031,272
Total Communications		2,237,407
Basic Materials – 0.2%
SCIL USA Holdings LLC
7.79% (6 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/09/32	500,000	501,250
GrafTech Finance, Inc.
9.86% (3 Month Term SOFR + 6.00%, Rate Floor: 8.00%) due 12/21/29	316,054	320,662
Total Basic Materials		821,912
Total Senior Floating Rate Interests
(Cost $33,524,104)		33,370,046

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 4.3%
Residential Mortgage-Backed Securities – 2.6%
NLT 2025-NQM1 Trust
2025-NQM1, 7.47% (WAC) due 10/25/70◊,†††,3	3,000,000	$ 3,180,544
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,3	1,633,676	1,553,540
Easy Street Mortgage Loan Trust 2025-RTL2
2025-RTL2, 5.61% due 10/25/40[3,11]	1,050,000	1,052,691
RCKT Mortgage Trust
2025-CES8, 5.50% (WAC) due 08/25/55◊,3	1,000,000	1,013,903
OBX Trust
2024-NQM5, 6.51% due 01/25/64[3]	750,000	755,501
2024-NQM6, 6.85% due 02/25/64[3,11]	221,167	223,964
Mill City Securities Ltd.
2024-RS1, 3.00% due 11/01/69[3,11]	471,880	447,578
2024-RS2, 3.00% due 08/01/69[3,11]	313,266	296,819
CAFL Issuer, LP
2025-RRTL2, 5.62% due 11/28/40[3,11]	650,000	654,832
New Residential Mortgage Loan Trust
2025-NQM3, 5.99% due 05/25/65[3]	479,420	485,786
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,3	500,000	484,215
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[3,11]	440,041	438,528
FIGRE Trust
2024-HE1, 6.17% (WAC) due 03/25/54◊,3	197,601	201,726
LSTAR Securities Investment Ltd.
2024-1, 7.31% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,3	193,604	193,791
Total Residential Mortgage-Backed Securities		10,983,418
Government Agency – 0.9%
Uniform MBS 30 Year
due 01/01/26[10]	3,800,000	3,847,903
Commercial Mortgage-Backed Securities – 0.6%
BXHPP Trust
2021-FILM, 5.17% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,3	1,250,000	1,160,476
BX Trust
2024-VLT4, 6.40% (1 Month Term SOFR + 2.44%, Rate Floor: 2.44%) due 06/15/41◊,3	1,150,000	1,143,901
Total Commercial Mortgage-Backed Securities		2,304,377
Military Housing – 0.2%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 10/25/52◊,3,13	8,993,162	509,493
2015-R1, 0.70% (WAC) due 11/25/55◊,3,13	6,548,111	362,196
2015-R1, 5.95% (WAC) due 11/25/52◊,3	79,774	67,711
Total Military Housing		939,400
Total Collateralized Mortgage Obligations
(Cost $18,292,488)		18,075,098

See notes to financial statements.

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
FEDERAL AGENCY BONDS†† – 1.0%
Tennessee Valley Authority
4.25% due 09/15/65	4,800,000	$ 4,028,866
Total Federal Agency Bonds
(Cost $3,680,293)		4,028,866
FOREIGN GOVERNMENT DEBT†† – 0.3%
Panama Government International Bond
4.50% due 01/19/63	1,250,000	922,000
Eagle Funding Luxco SARL
5.50% due 08/17/30[3]	500,000	507,595
Total Foreign Government Debt
(Cost $1,741,273)		1,429,595
U.S. GOVERNMENT SECURITIES†† – 0.2%
U.S. Treasury Notes
4.63% due 02/15/35[6]	860,000	903,235
Total U.S. Government Securities
(Cost $864,270)		903,235
SENIOR FIXED RATE INTERESTS†† – 0.0%
Consumer, Cyclical – 0.0%
Savers, Inc.
7.03% due 09/13/32	225,000	225,563
Total Senior Fixed Rate Interests
(Cost $223,905)		225,563
	Contracts
LISTED OPTIONS PURCHASED† – 0.0%
Call Options on:
Interest Rate Options
3-Month SOFR Futures Contracts Expiring March 2027 with strike price of $97.50
(Notional Value $4,509,802,500)	186	84,863
3-Month SOFR Futures Contracts Expiring September 2026 with strike price of $97.50
(Notional Value $6,296,550,000)	260	65,000
Total Listed Options Purchased
(Cost $201,253)		149,863
Total Investments – 143.8%
(Cost $615,102,525)		$ 600,848,628

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Contracts	Value
LISTED OPTIONS WRITTEN† – (0.0%)
Call Options on:
Interest Rate Options
3-Month SOFR Futures Contracts Expiring September 2026 with strike price of $98.00
(Notional Value $6,296,550,000)	260	$ (30,875)
3-Month SOFR Futures Contracts Expiring March 2027 with strike price of $98.00
(Notional Value $4,509,802,500)	186	(45,338)
Total Listed Options Written
(Premiums received $100,679)		(76,213)
Other Assets & Liabilities, net – (43.8)%		(183,037,510)
Total Net Assets – 100.0%		$ 417,734,905

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

			Protection					Upfront	Unrealized
			Premium	Payment	Maturity	Notional		Premiums	Appreciation
Counterparty	Exchange	Index	Rate	Frequency	Date	Amount	Value	Received	(Depreciation)**
J.P. Morgan
Securities
LLC	ICE	CDX.NA.IG.45.V1	1.00%	Quarterly	12/20/30	$8,400,000	$(188,946)	$(185,728)	$(3,218)
J.P. Morgan
Securities
LLC	ICE	CDX.NA.HY.45.V1	5.00%	Quarterly	12/20/30	4,150,000	(309,901)	(311,875)	1,974
							$(498,847)	$(497,603)	$(1,244)

Forward Foreign Currency Exchange Contracts††
						Unrealized
				Contract	Settlement	Appreciation
Counterparty	Currency	Type	Quantity	Amount	Date	Depreciation
Morgan Stanley Capital Services LLC	EUR	Sell	7,512,000	8,754,311 USD	12/16/25	$ 30,636
Morgan Stanley Capital Services LLC	EUR	Buy	10,000	11,543 USD	12/16/25	70
Toronto-Dominion Bank	EUR	Sell	95,000	109,564 USD	12/16/25	(759)
Barclays Bank plc	CAD	Sell	1,061,000	757,760 USD	12/16/25	(2,281)
BNP Paribas	GBP	Sell	2,640,000	3,483,782 USD	12/16/25	(10,955)
						$ 16,711

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
***	A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.

See notes to financial statements.

60 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

◊	Variable rate security. Rate indicated is the rate effective at November 30, 2025. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $5,954,907 (cost $6,372,370), or 1.4% of total net assets — See Note 12.
2	Affiliated issuer.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a) (2) securities is $145,622,455 (cost $146,072,459), or 34.9% of total net assets.
4	Special Purpose Acquisition Company (SPAC).
5	Rate indicated is the 7-day yield as of November 30, 2025.
6	All or a portion of these securities have been physically segregated in connection with unfunded loan commitments and reverse repurchase agreements. As of November 30, 2025, the total value of segregated securities was $197,337,375.
7	Zero coupon rate security.
8	Perpetual maturity.
9	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
10	Security is unsettled at period end and may not have a stated effective rate.
11	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at November 30, 2025. See table below for additional step information for each security.
12	Payment-in-kind security.
13	Security is an interest-only strip.
14	Taxable municipal bond issued as part of the Build America Bond program.
15	Security is in default of interest and/or principal obligations.
CAD	— Canadian Dollar
CDX.NA.HY.45.V1	— Credit Default Swap North American High Yield Series 45 Index Version 1.
CDX.NA.IG.45.V1	— Credit Default Swap North American Investment Grade Series 45 Index Version 1
EUR	— Euro
EURIBOR	— European Interbank Offered Rate
GBP	— British Pound
ICE	— Intercontinental Exchange
plc	— Public Limited Company
SARL	— Société à Responsabilité Limitée
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Index Average
WAC	— Weighted Average Coupon

See Sector Classification in Other Information section.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

The following table summarizes the inputs used to value the Trust’s investments at November 30, 2025 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 36,752	$ 360,540	$ 1,182,092	$ 1,579,384
Preferred Stocks	5,014,139	4,960,226	1	9,974,366
Warrants	131	—	4	135
Money Market Funds	2,327,164	—	—	2,327,164
Municipal Bonds	—	273,043,623	—	273,043,623
Corporate Bonds	—	163,150,856	16,576,683	179,727,539
Asset-Backed Securities	—	48,500,489	27,513,662	76,014,151
Senior Floating Rate Interests	—	20,875,199	12,494,847	33,370,046
Collateralized Mortgage Obligations	—	14,894,554	3,180,544	18,075,098
Federal Agency Bonds	—	4,028,866	—	4,028,866
Foreign Government Debt	—	1,429,595	—	1,429,595
U.S. Government Securities	—	903,235	—	903,235
Senior Fixed Rate Interests	—	225,563	—	225,563
Options Purchased	149,863	—	—	149,863
Credit Default Swap Agreements**	—	1,974	—	1,974
Forward Foreign Currency Exchange Contracts**	—	30,706	—	30,706
Total Assets	$ 7,528,049	$ 532,405,426	$ 60,947,833	$ 600,881,308
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ 76,213	$ —	$ —	$ 76,213
Credit Default Swap Agreements**	—	3,218	—	3,218
Forward Foreign Currency Exchange Contracts**	—	13,995	—	13,995
Unfunded Loan Commitments (Note 11)	—	—	42,506	42,506
Total Liabilities	$ 76,213	$ 17,213	$ 42,506	$ 135,932

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $185,767,587 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

See notes to financial statements.

62 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at	Valuation	Unobservable	Input	Weighted
Category	November 30, 2025	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 15,911,764	Yield Analysis	Yield	5.9%-7.2%	7.0%
Asset-Backed Securities	11,601,898	Option adjusted spread	Broker Quote	—	—
		off prior month end
		broker quote
Collateralized Mortgage	3,180,544	Third Party Pricing	Trade Price	—	—
Obligations
Common Stocks	1,160,505	Model Price	Purchase Price	—	—
Common Stocks	12,769	Enterprise Value	Valuation Multiple	2.6x-8.9x	2.6x
Common Stocks	8,818	Model Price	Liquidation Value	—	—
Corporate Bonds	10,531,559	Option adjusted spread	Broker Quote	—	—
		off prior month end
		broker quote
Corporate Bonds	3,800,241	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	2,244,883	Third Party Pricing	Trade Price	—	—
Senior Floating Rate Interests	8,067,323	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	2,158,776	Yield Analysis	Yield	9.9%-10.3%	10.1%
Senior Floating Rate Interests	1,537,923	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	552,075	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	178,750	Third Party Pricing	Trade Price	—	—
Warrants	4	Model Price	Liquidation Value	—	—
Preferred Stocks	1	Model Price	Liquidation Value	—	—
Total Assets	$ 60,947,833
Liabilities:
Unfunded Loan Commitments	$ 42,506	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2025, the Trust had securities with a total value of $1,537,923 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $354,005 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

				Assets					Liabilities
				Senior					Unfunded
		Collateralized		Floating					Loan
	Asset-Backed	Mortgage	Corporate	Rate		Common	Preferred	Total	Commit-
	Securities	Obligations	Bonds	Interests	Warrants	Stocks	Stocks	Assets	ments
Beginning
Balance	$23,024,027	$ —	$ 8,571,488	$10,335,753	$ 3	$ 21,019	$ —	$41,952,290	$(48,293)
Purchases/
(Receipts)	3,750,000	3,161,945	8,690,926	2,285,373	—	1,160,467	—	19,048,711	(177,193)
(Sales, maturities
and paydowns)/
Fundings	(317,308)	—	(1,149,062)	(1,257,703)	—	—	—	(2,724,073)	108,092
Amortization of
premiums/
discounts	—	(828)	—	10,591	—	—	—	9,763	—
Total realized gains
(losses) included
in earnings	5,866	—	—	(45,497)	—	—	—	(39,631)	228,479
Total change in
unrealized
appreciation
(depreciation)
included in
earnings	1,051,077	19,427	463,331	(17,588)	1	606	1	1,516,855	(153,591)
Transfers into
Level 3	—	—	—	1,537,923	—	—	—	1,537,923	—
Transfers out
of Level 3	—	—	—	(354,005)	—	—	—	(354,005)	—
Ending Balance	$27,513,662	$3,180,544	$16,576,683	$12,494,847	$ 4	$1,182,092	$ 1	$60,947,833	$(42.506)
Net change in
unrealized
appreciation
(depreciation)
for investments
in Level 3
securities still
held at
November 30,
2025	$ 1,049,778	$ 19,427	$ 463,331	$ (9,179)	$ 1	$ 606	$ 1	$ 1,523,965	$(109,525)

64 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Trust. Rates for all step coupon bonds held by the Trust are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

	Coupon Rate
	at Next	Next Rate
Name	Reset Date	Reset Date
CAFL Issuer, LP 2025-RRTL2, 5.62% due 11/28/40	6.52%	05/30/28
Easy Street Mortgage Loan Trust 2025-RTL2 2025-RTL2, 5.61% due 10/25/40	7.50%	12/25/27
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	10/15/26
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26
Mill City Securities Ltd. 2024-RS2, 3.00% due 08/01/69	6.00%	12/01/27
Mill City Securities Ltd. 2024-RS1, 3.00% due 11/01/69	6.00%	10/01/27
OBX Trust 2024-NQM6, 6.85% due 02/25/64	7.85%	04/01/28

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated person, as defined in the Investment Company Act of 1940 (“affiliated issuer”).

Transactions during the period ended November 30, 2025, in which the company is an affiliated issuer, were as follows:

					Change in		Shares/
				Realized	Unrealized		Face
	Value			Gain	Appreciation	Value	Amount	Investment
Security Name	05/31/25	Additions	Reductions	(Loss)	(Depreciation)	11/30/25	11/30/25	Income
Common Stocks
Accuride Corp*	$ 40	$ —	$ —	$ —	$ —	$ 40	403,435	$ —
Accuride Liquidating Trust*	—	—	—	—	—	—	25	—
BP Holdco LLC*	12,768	—	—	—	—	12,768	15,619	—
Senior Floating Rate Interests
Accuride Corp. 8.72%
(1 Month Term SOFR +
1.50%, Rate Floor: 1.50%)
(in-kind rate was 3.00%)
due 3/7/2030◊,1	552,150	5,094	—	—	(5,169)	552,075	294,662	13,294
	$ 564,958	$ 5,094	$ —	$ —	$ (5,169)	$ 564,883		$13,294

* Non-income producing security.

◊ Variable rate security. Rate indicated is the rate effective at November 30, 2025.

1 Payment-in-kind security.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 65

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2025

ASSETS:
Investments in unaffiliated issuers, at value (cost $614,807,523)	$ 600,283,745
Investments in affiliated issuers, at value (cost $295,002)	564,883
Foreign currency, at value (cost $704,565)	711,302
Cash	469,033
Segregated cash due from broker	709,433
Unrealized appreciation on forward foreign currency exchange contracts	30,706
Prepaid expenses	25,641
Receivables:
Interest	7,677,342
Dividends	19,114
Tax reclaims	8,822
Investments sold	8,025
Trust shares sold	1,450
Total assets	610,509,496
LIABILITIES:
Reverse repurchase agreements (Note 7)	185,767,587
Unfunded loan commitments, at value (Note 11) (commitment fees received $87,377)	42,506
Options written, at value (premiums received $100,679)	76,213
Unamortized upfront premiums received on credit default swap agreements	497,603
Unrealized depreciation on forward foreign currency exchange contracts	13,995
Interest and commitment fee due on borrowings	27,709
Payable for:
Investments purchased	5,708,668
Investment advisory fees	295,562
Professional fees	131,419
Offering costs	80,297
Protection fees on credit default swap agreements	56,681
Variation margin on credit default swap agreements	7,624
Other liabilities	68,727
Total liabilities	192,774,591
NET ASSETS	$ 417,734,905
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 27,550,735 shares issued and outstanding	$ 275,507
Additional paid-in capital	476,618,852
Total distributable earnings (loss)	(59,159,454)
NET ASSETS	$ 417,734,905
Shares outstanding ($0.01 par value with unlimited amount authorized)	27,550,735
Net asset value	$ 15.16

See notes to financial statements.

66 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2025
For the Six Months Ended November 30, 2025

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$ 17,562,473
Dividends from securities of unaffiliated issuers	187,146
Interest from securities of affiliated issuers	13,294
Total investment income	17,762,913
EXPENSES:
Interest expense	3,847,388
Investment advisory fees	1,729,184
Professional fees	155,194
Administration fees	63,284
Fund accounting fees	59,401
Trustees’ fees and expenses*	47,232
Printing fees	39,555
Insurance	23,980
Custodian fees	21,531
Registration and filing fees	11,895
Transfer agent fees	8,253
Miscellaneous	5,628
Total expenses	6,012,525
Net investment income	11,750,388
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(6,488,226)
Swap agreements	(55,459)
Futures contracts	48,057
Options purchased	(71,954)
Options written	37,637
Forward foreign currency exchange contracts	(111,450)
Foreign currency transactions	(2,100)
Net realized loss	(6,643,495)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	23,900,590
Investments in affiliated issuers	(5,169)
Swap agreements	(1,244)
Futures contracts	(38,651)
Options purchased	(18,401)
Options written	(6,524)
Forward foreign currency exchange contracts	165,421
Foreign currency translations	11,132
Net change in unrealized appreciation (depreciation)	24,007,154
Net realized and unrealized gain	17,363,659
Net increase in net assets resulting from operations	$ 29,114,047

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 67

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2025

	Six Months Ended
November 30, 2025		Year Ended
	(Unaudited)	May 31, 2025
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,750,388	$ 22,478,457
Net realized loss on investments	(6,643,495)	(7,255,785)
Net change in unrealized appreciation (depreciation) on investments	24,007,154	6,405,302
Net increase in net assets resulting from operations	29,114,047	21,627,974
DISTRIBUTIONS:
Distributions to shareholders	(20,530,208)	(22,485,930)
Return of capital	—*	(17,113,656)
Total distributions	(20,530,208)	(39,599,586)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	7,660,285	33,271,598
Reinvestments of distributions	1,182,846	2,253,386
Common shares offering cost charged to paid-in-capital	(662)	(23,799)
Net increase in net assets resulting from shareholder transactions	8,842,469	35,501,185
Net increase in net assets	17,426,308	17,529,573
NET ASSETS:
Beginning of period	400,308,597	382,779,024
End of period	$ 417,734,905	$ 400,308,597

* A portion of the distributions to shareholders may be deemed a return of capital at fiscal year end.

See notes to financial statements.

68 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2025

For the period ended November 31, 2025
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 29,114,047
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating Activities:
Net change in unrealized (appreciation) depreciation on investments in
unaffiliated issuers	(23,900,590)
Net change in unrealized (appreciation) depreciation on investments in
affiliated issuers	5,169
Net change in unrealized (appreciation) depreciation on options purchased	18,401
Net change in unrealized (appreciation) depreciation on options written	6,524
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	(165,421)
Net realized loss on investments in unaffiliated issuers	6,488,226
Net realized loss on options purchased	71,954
Net realized gain on options written	(37,637)
Purchase of long-term investments	(96,247,638)
Proceeds from sale of long-term investments	63,731,288
Net purchase of short-term investments	(4,791,391)
Net accretion of bond discount and amortization of bond premium	(438,059)
Corporate actions and other payments	85,897
Premiums received on options written	100,679
Cost of closing options written	(384)
Commitment fees received and repayments of unfunded commitments	69,100
Increase in interest receivable	(905,450)
Decrease in dividends receivable	652
Decrease investments sold receivable	2,681
Decrease in variation margin on futures contracts receivable	2,100
Increase in prepaid expenses	(19,696)
Increase in tax reclaims receivable	(970)
Decrease in investments purchased payable	(63,481)
Decrease in interest and commitment fee due on borrowings	(555)
Decrease in professional fees payable	(65,684)
Increase in unamortized upfront premiums received on credit default swap agreements	497,603
Increase in investment advisory fees payable	19,901
Increase in variation margin on credit default swap agreements payable	7,624
Decrease in trustees’ fees and expenses payable*	(592)
Increase in protection fees on credit default swap agreements payable	56,681
Decrease in other liabilities	(2,218)
Net Cash Used in Operating Activities	$ (26,361,239)

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 69

STATEMENT OF CASH FLOWS (Unaudited) continued	November 30, 2025

Cash Flows From Financing Activities:
Distributions to common shareholders	(19,347,362)
Proceeds from the issuance of common shares	7,660,284
Proceeds from reverse repurchase agreements	228,243,375
Payments made on reverse repurchase agreements	(188,603,304)
Net Cash Provided by Financing Activities	27,952,993
Net increase in cash	1,591,754
Cash at Beginning of Period (including foreign currency)**	298,014
Cash at End of Period (including foreign currency)***	$ 1,889,768
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$ 3,521,647
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$ 1,182,846

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $81,928 of foreign currency.
***	Includes $709,433 of segregated cash due from broker for swap agreements and $711,302 of foreign currency.

See notes to financial statements.

70 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2025

The information in this table for the fiscal years ended 2025, 2024, 2023, 2022, and 2021 is derived from the Trust’s financial statements and has been audited by Ernst & Young LLP, independent registered public accounting firm for the Trust.

	Six Months Ended
	November 30, 2025	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)	May 31, 2025	May 31, 2024	May 31, 2023	May 31, 2022	May 31, 2021
Per Share Data:
Net asset value, beginning of period	$ 14.84	$ 15.43	$ 16.01	$ 18.35	$ 22.80	$ 22.09
Income from investment operations:
Net investment income(a)	0.43	0.86	0.84	0.92	1.21	1.19
Net gain (loss) on investments (realized and unrealized)	0.64	0.06	0.09	(1.75)	(4.15)	1.03
Total from investment operations	1.07	0.92	0.93	(0.83)	(2.94)	2.22
Less distributions from:
Net investment income	(0.75)	(0.86)	(0.83)	(0.91)	(1.32)	(1.38)
Capital gains	—	—	—	—	(0.03)	(0.13)
Return of capital	—	(0.65)	(0.68)	(0.60)	(0.16)	(0.00)*
Total distributions to shareholders	(0.75)	(1.51)	(1.51)	(1.51)	(1.51)	(1.51)
Net asset value, end of period	$ 15.16	$ 14.84	$ 15.43	$ 16.01	$ 18.35	$ 22.80
Market value, end of period	$ 15.33	$ 14.93	$ 16.25	$ 16.32	$ 19.45	$ 24.22
Total Return(b)
Net asset value	7.41%	5.98%	6.28%	(4.39%)(h)	(13.81%)(g)	10.30%
Market value	7.92%	1.16%	9.75%	(8.10%)	(13.96%)	11.43%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 417,735	$ 400,309	$ 382,779	$ 367,970	$ 401,122	$ 472,691
Ratio to average net assets of:
Net investment income, including interest expense	5.72%(f)	5.55%	5.43%	5.51%	5.52%	5.22%
Total expenses, including interest expense(c),(e)	2.93%(f)	2.59%	3.15%	2.63%	1.34%	1.27%
Portfolio turnover rate	11%	11%	17%	10%	36%	33%
Senior Indebtedness
Total borrowings outstanding (in thousands)(i)	$ 185,768	$ 146,128	$ 119,158	$ 127,052	$ —	$ 97,360
Asset Coverage per $1,000 of indebtedness(d)	$ 3,249	$ 3,739	$ 4,212	$ 3,896	$ —	$ 5,855

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 71

FINANCIAL HIGHLIGHTS continued	November 30, 2025

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Per Share Data:
Net asset value, beginning of period	$ 22.71	$ 22.69	$ 23.30	$ 23.30	$ 23.35
Income from investment operations:
Net investment income(a)	1.27	1.30	1.48	1.59	1.48
Net gain (loss) on investments (realized and unrealized)	(0.38)	0.23	(0.58)	(0.04)	0.13
Total from investment operations	0.89	1.53	0.90	1.55	1.61
Less distributions from:
Net investment income	(1.51)	(1.43)	(1.35)	(1.55)	(1.64)
Capital gains	—	(0.08)	(0.16)	—	(0.02)
Return of capital	—	—	—	—	—
Total distributions to shareholders	(1.51)	(1.51)	(1.51)	(1.55)	(1.66)
Net asset value, end of period	$ 22.09	$ 22.71	$ 22.69	$ 23.30	$ 23.30
Market value, end of period	$ 23.20	$ 23.38	$ 21.44	$ 23.23	$ 22.28
Total Return(b)
Net asset value	3.86%	7.11%	3.93%	6.81%	7.25%
Market value	6.03%	16.81%	(1.23%)	11.62%	10.95%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 414,168	$ 395,716	$ 395,221	$ 405,780	$ 405,820
Ratio to average net assets of:
Net investment income, including interest expense	5.61%	5.82%	6.42%	6.80%	6.47%
Total expenses, including interest expense(c),(e)	1.65%	1.68%	1.65%	1.54%	1.38%
Portfolio turnover rate	25%	6%	8%	6%	7%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$ 10,510	$ 44,510	$ 44,510	$ 47,509	$ 61,710
Asset coverage per $1,000 of borrowings(d)	$ 40,409	$ 9,891	$ 9,879	$ 9,541	$ 7,576

See notes to financial statements.

72 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2025

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Excluding interest expense, the operating expense ratios for the period ended November 30, 2025 and the years ended May 31, would be:

November 30,
2025
(Unaudited)(f)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
1.05%	1.07%	1.06%	1.13%	1.04%	1.01%	0.96%	0.95%	0.99%	1.00%	0.99%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings) from the Trust’s total assets and dividing by the borrowings. Effective August 19, 2022, the Trust’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the period ended November 30, 2025 and the years ended May 31, 2025, 2024 and 2023, Asset Coverage is calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total assets and dividing by the sum of the borrowings and reverse repurchase agreements.
(e)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Trust as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, for the period ended November 30, 2025 and the years ended May 31, the expense ratios would increase by:

November 30,
2025
(Unaudited)(f)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
0.00%**	0.00%**	0.34%	0.31%	0.20%	0.26%	0.32%	0.00%	0.00%	0.00%	0.00%

(f)	Annualized.
(g)	The net increase from the payments by affiliates totaling $383,226 relating to an operational issue contributed 0.08% to total return at net asset value for the year ended May 31, 2022.
(h)	The net increase from the payment by the Adviser totaling $29,557 relating to an operational issue contributed 0.01% to total return at net asset value for the year ended May 31, 2023.
(i)	Effective August 19, 2022, the Trust’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.
*	Less than (0.01).
**	Less than 0.01%.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 73

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2025

Note 1 – Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Trust’s investments (the “Trust Valuation Procedures”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Trust with respect to all Trust investments and/or other assets. As the Trust’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Trust Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Trust’s securities and/or other assets. The Valuation Procedures may be amended and potentially adversely affected as the Funds seek to comply with regulations that apply to the valuation practices of registered investment companies.

Valuations of the Trust’s securities and other assets are supplied primarily by independent third-party pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing services.

74 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2025

If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

In general, portfolio securities and assets of the Trust will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Trust for which market quotations are not readily available, or deemed unreliable by the Adviser, the Trust will fair value those securities and assets in good faith in accordance with the Valuation Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a portfolio security or asset at the price the Trust may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Trust could reasonably expect to receive upon the sale of the portfolio security or asset.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of the New York Stock Exchange (“NYSE”), on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m E.T. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADRs”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition,

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 75

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2025

under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by an independent third-party pricing service in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third-party pricing service.

Typically, loans are valued using information provided by an independent third-party pricing service that uses broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser. As the Trust invests in loans and asset-backed securities as part of its investment strategies, it may have a significant amount of these instruments fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Interest rate swap agreements entered into by the Trust are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Trust are generally valued using an evaluated price provided by an independent third-party pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

The Trust may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third-party pricing services as of a time that is prior to the time when the Trust determines its NAV. There can be no assurance in each case that significant events will be identified.

Valuations of the Trust’s securities and other assets are supplied primarily by independent third-party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third-party pricing services are generally based on methods designed to approximate the amount that the Trust could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Trust, independent third-party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face

76 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2025

the same challenges as the Trust in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. The Trust may also use third-party service providers to model certain securities to determine fair market value. While the Trust’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Trust’s portfolio securities as of the time of pricing, the Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Trust would actually realize upon the sale of the securities in question.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Trust may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Trust and included in interest income on the Trust’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Trust’s Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2025

rate, or (iv) the Secured Overnight Financing Rate (“SOFR”). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Trust’s Schedule of Investments.

The Trust invests in loans and other similar debt obligations (“obligations”). A portion of the Trust’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Trust may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many new restructured or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Trust may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Trust is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Trust may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Trust may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Currency Translations

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Trust. Foreign investments may also subject the Trust to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

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Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time the contract was opened for financial reporting purposes and the value at the time it was closed.

(g) Distributions to Shareholders

The Trust intends to declare and pay monthly distributions to common shareholders. The Trust expects that distributions will generally consist of (i) investment company taxable income expected to be taxed as ordinary income, which includes, among other things, investment income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) long-term capital gains and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed the amount of the Trust’s earnings and profit available for distribution, the excess will be deemed a return of capital. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(h) Restricted Cash

If the Trust receives cash collateral in connection with derivative instruments, such amount is presented on the Trust’s Statement of Assets and Liabilities as Segregated cash due to broker. At November 30, 2025, there was no segregated cash due to broker. A portion of the Trust’s cash has been pledged as collateral for swap agreements. This amount is presented on the Trust’s Statement of Assets and Liabilities as Segregated cash due from broker. At November 30, 2025, there was $709,433 of segregated cash due from broker.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin

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receipts or payments are received or made by the Trust depending on fluctuations in the fair value of the reference entity and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Trust on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Trust are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Trust realizes a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Trust exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Trust exercises a call option, the cost of the security purchased by the Trust upon exercise increases by the premium originally paid.

When the Trust writes (sells) an option, an amount equal to the premium received is entered in that Trust’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Trust enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(k) Indemnifications

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(l) Special Purpose Acquisition Companies

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little or no public trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC in interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein)

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via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Trust’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, for diversification purposes, to change the duration of the Trust, for leverage purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Speculation: the use of an instrument to express macro-economic and other investment views.

To the extent the Trust’s investment strategy consistently involves applying leverage, the value of the Trust’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase.

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The Trust’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Trust to be more volatile and riskier than if the Trust had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Trust’s use and volume of call/put options purchased on a   monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$3,600,715,833	$—

The risk in writing a call option is that the Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Trust may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Trust may be at risk because of the counterparty’s inability to perform.

The following table represents the Trust’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$3,600,715,833	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Trust utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Trust or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Trust enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Trust selling the credit protection. If the Trust utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Trust is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Trust’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge	$ —	$6,275,000

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Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Trust’s use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Use	Purchased		Sold
Hedge	$44,869		$11,119,289

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Trust’s Statement of Assets and Liabilities as of November 30, 2025:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate option contracts	Investments in unaffiliated
	issuers, at value	Options written, at value
Currency forward contracts	Unrealized appreciation on forward foreign	Unrealized depreciation on forward
	currency exchange contracts	foreign currency exchange contracts
Credit rate swap agreements	—	Unamortized upfront premiums
received on credit default
swap agreements
	—	Variation margin on credit default
swap agreements

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The following tables set forth the fair value of the Trust’s derivative investments categorized by primary risk exposure at November 30, 2025:

Asset Derivative Investments Value
	Options	Forward
Swaps	Purchased	Foreign
Credit	Interest Rate	Currency	Total Value at
Risk	Risk	Exchange Risk	November 30, 2025
$ 1,974	$ 149,863	$ 30,706	$ 182,543
Liability Derivative Investments Value
	Options	Forward
Swaps	Written	Foreign
Credit	Interest Rate	Currency	Total Value at
Risk	Risk	Exchange Risk	November 30, 2025
$ 3,218	$ 76,213	$ 13,995	$ 93,426

The following is a summary of the location of derivative investments on the Trust’s Statement of Operations for the period ended November 30, 2025:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate options contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on
forward foreign currency exchange contracts
Credit Rate Swap Agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Trust’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Trust’s Statement of Operations categorized by primary risk exposure for the period ended November 30, 2025:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
		Options	Options	Forward
Futures	Swaps	Written	Purchased	Foreign
Interest Rate	Credit Default	Interest	Interest	Currency
Risk	Risk	Rate Risk	Rate Risk	Exchange Risk	Total
$ 48,057	$ (55,459)	$ 37,637	$ (71,954)	$ (111,450)	$(153,169)

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

		Options	Options	Forward
Futures	Swaps	Written	Purchased	Foreign
Interest Rate	Credit Default	Interest	Interest	Currency
Risk	Risk	Rate Risk	Rate Risk	Exchange Risk	Total
$ (38,651)	$ (1,244)	$(6,524)	$ (18,401)	$ 165,421	$100,601

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest

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income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Note 4 – Offsetting

In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, are reported separately on the Trust’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Trust’s Statement of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not
		Gross Amounts	of Assets	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Amount
Forward foreign
currency
exchange
contracts	$ 30,706	$ —	$ 30,706	$ —	$ —	$ 30,706
			Net Amount	Gross Amounts Not
		Gross Amounts	of Liabilities	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign
currency
exchange
contracts	$ 13,995	$ —	$ 13,995	$ —	$ —	$ 13,995
Reverse
Repurchase
Agreements	185,767,587	—	185,767,587	(185,767,587)	—	—

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Trust has the right to offset deposits against any related derivative liabilities outstanding   with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of November 30, 2025.

Counterparty	Asset Type	Cash Pledged	Cash Received
J.P. Morgan Securities LLC	Credit default	$ 709,433	$ —
swap agreements

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes office facilities and equipment and provides administrative services on behalf of the Trust, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, at an annual rate equal to 0.60% of the Trust’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM, under the oversight and supervision of the Trust’s Board and the Adviser, manages the investment of the assets of the Trust in accordance with its investment objectives and policies, places orders to

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purchase and sell securities on behalf of the Trust, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Trust and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.30% of the Trust’s average daily Managed Assets.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

If the Trust invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Adviser has agreed to waive Trust fees to the extent necessary to offset the proportionate share of any management fee paid by the Trust with respect to its investment in such fund. Fee waivers will be calculated at the Trust level without regard to any expense cap, if any, in effect for the Trust. Fees waived under this arrangement are not subject to reimbursement. For the period ended November 30, 2025, there were no such fees waived.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Trust’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Trust can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent third-party pricing services are used to value a majority of the Trust’s investments. When values are not available from an independent third-party pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers (i.e., price provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from an independent third-party pricing service based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an

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interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements to seek to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds are invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the period ended November 30, 2025, the average daily balance for which reverse repurchase agreements were outstanding amounted to $165,705,550. The weighted average interest rate was 4.45%. As of November 30, 2025, there was $185,767,587 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of November 30, 2025, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date	Face Value
BNP Paribas	4.00% - 4.05%*	Open Maturity	$ 2,260,599
BofA Securities, Inc.	3.90% - 4.27%*	Open Maturity	25,039,327
Societe Generale	4.05% - 4.25%*	Open Maturity	2,697,518
TD Securities (USA) LLC	4.03% - 4.30%*	Open Maturity	155,770,143
			$ 185,767,587

* The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2025.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2025, aggregated by asset class of the related collateral pledged by the Trust:

	Up to		Greater than	Overnight and
	30 days	31-90 days	90 days	Continuous	Total
Corporate Bonds	$ —	$ —	$ —	$ 81,461,837	$ 81,461,837
Federal Agency Notes	—	—	—	713,654	713,654
Municipal Bonds	—	—	—	103,592,096	103,592,096
Total reverse repurchase agreements	$ —	$ —	$ —	$185,767,587	$185,767,587
Gross amount of recognized liabilities
for reverse repurchase agreements	$ —	$ —	$ —	$185,767,587	$185,767,587

Note 8 – Borrowings

As of October 11, 2024 the Trust has entered into a $100,000,000 credit facility agreement with a new approved lender (the “Credit Agreement”). Under the terms of the Credit Agreement, the interest rate on the amount borrowed is based on the SOFR plus 85 basis points, and an unused commitment fee of 20 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. The Trust had previously entered into a $100,000,000 credit facility agreement with another approved lender, which was terminated in full on November 20, 2024. As of November 30, 2025, there was $0 outstanding in connection with the Trust’s Credit Agreement. The Trust did not have any borrowings on the credit facility during the period ended November 30, 2025. As of November 30, 2025, the total value of securities segregated and pledged as collateral in connection with borrowings was $0.

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The Credit Agreement includes customary representations and covenants, including certain limitations on the Trust’s ability to enter into additional indebtedness (subject to customary exclusions), change its investment policies if such change could reasonably be expected to materially and adversely affect the rights and remedies of the counterparty, or pledge to a party other than the counterparty, securities owned or held by the Trust over which the counterparty has a perfected first-priority interest. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 275%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

If the Trust makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

At November 30, 2025, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax
			Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$615,037,222	$19,691,330	$(33,940,670)	$(14,249,340)

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As of May 31, 2025, (the most recent fiscal year end for U.S. federal tax purposes) tax components of distributable earnings/(loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$—	$—	$(38,041,306)	$(29,701,987)	$(67,743,293)

For the year ended May 31, 2025, (the most recent fiscal year end of U.S. federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

	Long-Term
Ordinary Income	Capital Gain	Return of Capital	Total Distributions
$22,485,930	$—	$17,113,656	$39,599,586

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Note 10 – Securities Transactions

For the period ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were $96,247,638 and $63,731,288 respectively.

The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the period ended November 30, 2025, the Trust did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of November 30, 2025. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2025, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $197,337,375.

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The unfunded loan commitments as of November 30, 2025, were as follows:

Borrower	Maturity Date	Face Amount	Value
Awayday	05/01/32	$ 469,444	$ 4,694
Cliffwater LLC	03/19/32	30,000	92
Datix Bidco Ltd.	04/25/31	257,000	11,531
GrafTech Finance, Inc.	11/04/29	180,602	—
Integrated Power Services Holdings, Inc.	11/22/28	79,641	170
Kroll, Inc.	09/13/32	100,000	379
MB2 Dental Solutions LLC	02/13/31	214,048	4,820
Polaris Newco LLC	06/04/26	386,916	20,820
			$ 42,506

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$ 6,080,535	$ 5,756,629
Finance Co I SARL / Endo US, Inc.*	04/23/24	2,090	35
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	87,217	241
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	12/20/21	202,528	198,002
		$ 6,372,370	$ 5,954,907
* Non-income producing security.
[1] Security is in default of interest and/or principal obligations.

Note 13 – Capital

Common Shares

The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 27,550,735 shares issued and outstanding as of November 30, 2025.

Transactions in common shares were as follows:
	Period Ended	Year Ended
	November 30, 2025	May 31, 2025
Beginning shares	26,973,509	24,801,498
Shares issued through at-the-market offering	498,854	2,027,990
Shares issued through dividend reinvestment	78,372	144,021
Ending shares	27,550,735	26,973,509

On April 12, 2023, the Trust’s current shelf registration allowing for the delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. On April 12, 2023, the Trust entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell common shares having an aggregated initial offering price of up to $150,000,000, from time to time, through Cantor Fitzgerald & Co. as agent for the Trust.

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As of November 30, 2025, up to $78,004,374 of common shares remained available under the at-the-market sales agreement. For the period ended November 30, 2025, the Trust paid $0 for offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement.

The foregoing offering supports the Trust’s asset level and if the Trust does not conduct such offering, it may not be able to maintain historical distribution levels for extended periods of time. There is no guarantee that the Trust will sell all of the common shares available for sale under its shelf registration statement or that there will be any sales of common shares thereunder and, from time to time, the Trust may be unable to sell its common shares under its shelf registration statement.

Note 14 – Segment Reporting

Pursuant to FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) –Improvements to Reportable Segment Disclosures (“ASU 2023-07”), an operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Officers of the Trust, subject to the oversight and supervision of the Board, serve as the CODM for the Trust.

The Trust represents a single operating segment, as the CODM monitors the operating results of the Trust as a whole and the Trust’s long-term strategic asset allocation is pre-determined in accordance with the Trust’s investment objective which is executed by the Trust’s portfolio managers as a team. The Trust uses a variety of investments to execute its investment strategy. Please refer to Note 2 – Significant Accounting Policies of these Notes to Financial Statements for additional details on the significant accounting policies and investment types used by the Trust. Please refer to the Trust’s Schedule of Investments for a breakdown of the types of investments from which the Trust generates its returns. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Trust’s comparative benchmarks, among other metrics, and to make resource allocation decisions for the Trust’s single segment, is consistent with that presented within the Trust’s financial statements. Segment assets are reflected on the Trust’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain(loss) are listed on the Trust’s Statement of Operations.

Note 15 – Recent Accounting Pronouncements

In December 2023, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (the “2023 ASU”) which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. Included within the new disclosure requirements, among other amendments, is an expanded rate reconciliation and disaggregation of income taxes paid. In this

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reporting period, the Trust adopted the 2023 ASU. Adoption of the new standard will impact annual financial statement disclosures only and not affect the Trust’s financial position or the results of its operations.

Note 16 – Market Risks

The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting (or perceived to affect) individual companies, or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, increased instability or general uncertainty, extreme weather, environmental or man-made disasters, or geological events, governmental actions, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Trust in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Trust’s investments and performance of the Trust.

Note 17 – Subsequent Events

The Trust evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Trust’s financial statements except as noted below.

On December 15, 2025, BNY replaced MUIS as administrator and fund accounting agent to the Trust. Pursuant to a Fund Accounting and Administration Agreement with the Trust, as may be amended and/or restated from time to time, BNY performs administrative functions and bookkeeping, accounting and pricing functions for the Trust. For these services, BNY receives a fee, accrued daily and paid monthly, based on average daily net assets of the Trust, subject to a minimum fee per year. The Trust also reimburses BNY for certain out-of-pocket expenses.

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Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2026, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received by shareholders in the calendar year 2025.

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Trust as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Trust in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Trust), the shareholder’s ability to vote certain of these shares may be limited.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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Trustees

The Trustees of the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust and their principal occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes****	Trustee and	Since 2010	Current: Private Investor (2001-present).	127	Current: Advent Convertible and Income
(1951)	Chair of the	(Trustee)			Fund (2005-present); Purpose
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight	Since 2020	President, Pizza Hut International (1991-1993); Senior Vice President, Strategic
	Committee	(Chair of the	Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Transparent Value Trust (4)
		Valuation			(2015-April 2025); Guggenheim Energy &
		Oversight			Income Fund (2015-2023); Fiduciary/
		Committee)			Claymore Energy Infrastructure Fund
(2004-2022); Guggenheim Enhanced
Equity Income Fund (2005-2021);
Guggenheim Credit Allocation Fund
(2013-2021).
Angela Brock-Kyle	Trustee	Since 2019	Current: Retired.	126	Current: Global X Venture Fund (May
(1959)					2025-present); Hunt Companies, Inc.
			Former: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm)		(2019-present); Mutual Fund Directors
			(2013-2023);Senior Leader, TIAA (financial services firm) (1987-2012).		Forum (2022-present); Bowhead Specialty
Holdings Inc.; (2024-present).

Former: Transparent Value Trust (4)
(2019-April 2025); Bowhead Insurance
GP, LLC (2020-2024); Guggenheim
Energy & Income Fund (2019-
2023); Fiduciary/Claymore Energy
Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Infinity
Property & Casualty Corp. (2014-2018).

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Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (registered investment adviser)	126	Current: US Global Investors, Inc.
(1960)	Chair of the	(Trustee)	(1996-present); Chief Executive Officer, Lydon Media (2016-present).		(GROW) (1995-present); 2023 ETF
	Contracts				Series Trust (12) (2023-present).
	Review	Since 2020	Former: Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX
	Committee	(Chair of the	Group (financial advisor content, research, index and digital distribution		Former: 2023 ETF Series Trust II (6)
		Contracts	provider) (2022-2024); Chief Executive Officer, ETF Flows, LLC (financial		(2023-October 2025); Transparent
		Review	advisor education and research provider) (2019-2023); Director, GDX		Value Trust (4) (2019-April 2025);
		Committee)	Index Partners, LLC (index provider) (2021-2023).		Guggenheim Energy & Income Fund
(2019-2023); Fiduciary/Claymore Energy
Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2010	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present).	127	Current: Advent Convertible and Income
(1953)	Chair of the				Fund (2003-present).
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016);
	and		Executive Vice President, General Counsel, and Corporate Secretary,		Former: Transparent Value Trust (4)
	Governance		Van Kampen Investments (1982-1999).		(2019-April 2025); PPM Funds (2)
	Committee				(2018-2024); Endeavor Health (2012-
2024); Guggenheim Energy & Income
Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).

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Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	126	Current: SPDR Series Trust (86)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (25) (2018-present); SSGA Active
	Committee	Since 2020	Mortenson-Companies, Inc. (construction and real estate		Trust (35) (2018-present).
		(Chair of the	development company) (2007-2017).
		Audit			Former: Transparent Value Trust (4)
		Committee)			(2019-April 2025); Guggenheim
Energy & Income Fund (2019-
2023); Fiduciary/Claymore Energy
Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr.	Trustee,	Since 2010	Current: Portfolio Consultant (2010-present); Member, Governing Council,	126	Former: Transparent Value Trust (4)
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		(2015-April 2025); Guggenheim
	Board and		Investment Company Institute (2018-present).		Energy & Income Fund (2015-2023);
	Chair of the				Fiduciary/Claymore Energy
	Executive		Former: Member, Executive Committee, Independent Directors Council		Infrastructure Fund (2004-2022);
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Guggenheim Enhanced Equity Income
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Fund (2005-2021); Guggenheim Credit
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Allocation Fund (2013-2021).
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

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Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee*****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	126	Former: Transparent Value Trust (4)
(1961)	Vice	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		(2018-April 2025); Guggenheim
	President		(2014-present); Vice President, certain other funds in the Fund Complex		Energy & Income Fund (2018-2023);
	and Chief	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments (2012-present).		Fiduciary/Claymore Energy
	Legal Officer	(Chief Legal			Infrastructure Fund (2018-2022);
		Officer)	Former: President and/or Chief Executive Officer, certain other funds in the Fund		Guggenheim Enhanced Equity Income
			Complex (2017-2019); Vice President, Associate General Counsel and Assistant		Fund (2018-2021); Guggenheim Credit
		Since 2012	Secretary, Security Benefit Life Insurance Company and Security Benefit		Allocation Fund (2018-2021).
		(Vice	Corporation (2004-2012).
President)

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he or she serves.
-	Messrs. Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2027.
-	Mr. Toupin, Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2028.
-	Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2026.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible and Income Fund.
****	Under the Trust’s Independent Trustees Retirement Policy, Mr. Barnes is expected to retire in 2026.
*****	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Trust’s Adviser and/or the parent of the Adviser.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 101

OTHER INFORMATION (Unaudited) continued	November 30, 2025

Officers

The Officers of the Guggenheim Taxable Municipal Bond & Investments Grade Debt Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Brian E. Binder	President	Since 2018	Current: President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Investments (2022-present); President and Chief
(1972)	and Chief		Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, and Senior Managing
	Executive		Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Chief Executive Officer, Guggenheim
	Officer		Investments Private Credit Income Fund (2025-present).

Former: Board Member & Chairman of the Board, Guggenheim Credit Income Fund (2024-August 2025); Senior Managing Director and Chief
Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product,
Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive
Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
James M. Howley	Chief Financial	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain
(1972)	Officer, Chief		other funds in the Fund Complex (2022-present).
Accounting
	Officer and		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen
	Treasurer		Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).
Elisabeth Miller	Chief	Since 2024	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1968)	Compliance		(2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).
Officer
Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance
Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim
Distributors, LLC (2004-2014).

102 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2025

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Jon Szafran	Assistant	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 103

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2025

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

For federal income tax purposes, the Trust generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

104 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2025

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMI-ANNUAL REPORT l 105

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TRUST INFORMATION	November 30, 2025

Board of Trustees	Investment Adviser

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,

Chairman

* Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder

President and Chief Executive Officer

Elisabeth Miller

Chief Compliance Officer

Amy J. Lee

Vice President and Chief Legal Officer

Mark E. Mathiasen

Secretary

James M. Howley

Chief Financial Officer, Chief Accounting Officer and Treasurer

Guggenheim Funds Investment

Advisors, LLC

Chicago, IL

Investment Sub-Adviser

Guggenheim Partners Investment

Management, LLC

Santa Monica, CA

Administrator and Accounting Agent

The Bank of New York Mellon

New York, NY

Custodian

The Bank of New York Mellon Corp.

New York, NY

Legal Counsel

Dechert LLP

Washington, D.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Tysons, VA

TRUST INFORMATION continued	November 30, 2025

Privacy Principles of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for Shareholders

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

Paper copies of the Trust’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Trust, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

The Trust’s Statement of Additional Information includes additional information about directors of the Trust and is available, without charge, upon request, by calling the Trust at (888) 991-0091.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091 and on the SEC's website at www.sec.gov.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Trust’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

ABOUT THE TRUST MANAGERS

GUGGENHEIM FUNDS INVESTMENT ADVISORS, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/26)

CEF-GBAB-SAR-1125

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of Item 1.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to this registrant.
(b)	Not applicable to this registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer (Principal Executive Officer)

Date: February 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer (Principal Executive Officer)

Date: February 3, 2026

By: /s/ James Howley

Name: James Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer (Principal Financial and Accounting Officer)

Date: February 3, 2026